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Exhibit 10.5

CONFORMED COPY

  Project Lumina

  Intercreditor Amendment and
  Restatement Deed

  The Royal Bank of Scotland Plc
   as Facility Agent

  and

  Credit Suisse First Boston London Branch
  as Mezzanine Facility Agent

  and

  The Royal Bank of Scotland Plc
   as Security Agent

  relating to an Intercreditor Deed dated 26 July 2002

  5 December 2002

THIS AMENDMENT AND RESTATEMENT DEED is made on 5 December 2002

BETWEEN:

(1)
LUMINA PARENT SARL (a company incorporated in Luxembourg with registered number B.87.573) (the "Parent");

(2)
LUMINA PARTICIPATION SARL (a company incorporated in Luxembourg with registered number B-88254) ("Holdco 2");

(3)
FIMEP SA (a company incorporated in France and registered in Paris under number 421 259 615) ("Bidco 1");

(4)
FIMAF SAS (a company incorporated in France and registered in Paris under number 421 391 269) ("Bidco 2");

(5)
LUMINA FINANCING 1, SARL (a company incorporated in Luxembourg with registered number B-88236) ("Debtco");

(6)
The existing lenders under the Senior Credit Agreement (as defined herein) set forth on Schedule 1 hereto (the "Existing Senior Lenders");

(7)
CREDIT SUISSE FIRST BOSTON INTERNATIONAL, LEHMAN COMMERCIAL PAPER INC. and THE ROYAL BANK OF SCOTLAND PLC (the "Original Mezzanine Lenders");

(8)
THE ROYAL BANK OF SCOTLAND PLC as facility agent for the Senior Lenders under the Senior Finance Documents (the "Facility Agent");

(9)
CREDIT SUISSE FIRST BOSTON as facility agent for the Mezzanine Lenders under the Mezzanine Finance Documents (the "Mezzanine Facility Agent");

(10)
THE ROYAL BANK OF SCOTLAND PLC as security agent for the Finance Parties (the "Security Agent");

(11)
DEBTCO as creditor under the Senior Funding Bonds Documents (the "Original Senior Funding Bondholders");

(12)
DEBTCO as creditor under the Mezzanine Funding Bonds Documents (the "Original Mezzanine Funding Bondholders");

(13)
DEBTCO as representative of the Senior Funding Bondholders under the Senior Funding Bonds Documents (the "Senior Funding Bonds Representative"); and

(14)
DEBTCO as representative of the Mezzanine Funding Bondholders under the Mezzanine Funding Bonds Documents (the "Mezzanine Funding Bonds Representative").

WHEREAS:

(A)
By a senior credit agreement dated 26 July 2002 (the "Senior Credit Agreement") the Lenders (as defined therein) made available to the Borrowers (as defined therein) credit facilities of up to €2,222,000,000 subject to and upon the terms and conditions thereof.

(B)
By a mezzanine credit agreement dated 26 July 2002 (the "Mezzanine Credit Agreement") the Mezzanine Lenders (as defined therein) made available to the Borrower (as defined therein) credit facilities of up to €600,000,000 subject to and upon the terms and conditions thereof.

(C)
In connection with the Senior Credit Agreement and the Mezzanine Credit Agreement, inter alia, the parties hereto entered into intercreditor arrangements as set out in an intercreditor deed dated 26 July 2992 (the "Intercreditor Deed").

(D)
The parties to this deed have agreed to enter into this deed in order to amend and restate the terms of the Intercreditor Deed in the manner set out below.

THE PARTIES AGREE AS FOLLOWS:

1.     INTERPRETATION

1.1   Definitions

  In this deed:

  "Effective Date" means the date on which each amendment and restatement agreement in respect of, respectively, the Senior Credit Agreement and the Mezzanine Credit Agreement dated on or about the date of this deed becomes effective; and

  "Restated Intercreditor Deed" means the Interecreditor Deed as amended and restated in accordance with this deed in the form set out in schedule 2.

1.2   Construction

  (a)
  Clause 1.2 (Construction) of the Intercreditor Deed will be deemed to be set out in full in this deed, but as if references in those clauses to the Interecreditor Deed were references to this deed.

  (b)
  Unless a contrary intention appears in this deed, any word or expression defined in the Intercreditor Deed will have the same meaning when it is used in this deed.

2.     RESTATEMENT OF INTERCREDITOR DEED

2.1   Restatement

  (a)
  The Intercreditor Deed will, with effect from (and including) the Effective Date, be amended and restated in the form set out in schedule 2 so that the rights and obligations of the parties to this deed relating to their performance under the Intercreditor Deed from (and including) the Effective Date shall be governed by, and construed in accordance with, the terms of the Restated Interecreditor Deed.

  (b)
  The parties to this deed agree that, with effect from (and including) the Effective Date, they shall have the rights and take on the obligations ascribed to them under the Restated Intercreditor Deed.

2.2   Effective Date

  (a)
  The Facility Agent will notify Bidco 2, the Lenders and the Mezzanine Lenders promptly when the Effective Date occurs.

  (b)
  If the Effective Date has not occurred by 20 December 2002 (or any later date which the Facility Agent, the Mezzanine Facility Agent and Bidco 2 may agree), then clauses 2.1 (Restatement) and 3 (Status of Documents) will lapse and none of the amendments recorded in clause 2.1 (Restatement) will take effect.

3.     STATUS OF DOCUMENTS

3.1   Intercreditor Deed

  Except as varied by the terms of this deed, the Intercreditor Deed will remain in full force and effect and any reference in the Intercreditor Deed to the Intercreditor Deed or to any provision of the Intercreditor Deed will be construed as a reference to the Intercreditor Deed, or that provision, as amended and restated by this deed.

3.2   Finance Document

  This agreement will constitute a Senior Finance Document for the purposes of the Senior Credit Agreement and a Mezzanine Finance Document for the purposes of the Mezzanine Credit Agreement.

3.3   Guarantee Confirmation

  Each Obligor confirms that its liabilities and obligations under the guarantees it has granted under clause 17 (Guarantee and Indemnity) of the Senior Credit Agreement (as amended and restated) continue in full force and effect and shall (without limitation) guarantee in favour of the Finance Parties all obligations under the Senior Finance Documents (including this deed) in accordance with their terms.

3.4   Covenantors' Obligations

  Each Covenantor (as defined in the Mezzanine Credit Agreement) confirms that its liabilities and obligations under the Mezzanine Credit Agreement (as amended and restated) (including, without limitation, under clause 17 (Undertakings)) continue in full force and effect.

3.5   Bondco and Bondco GP Release

  Each party to this deed confirms that Lumina Financing 2 SCA and Lumina Gestion are hereby released from any obligations or restrictions contained in the Intercreditor Deed.

4.     EXPENSES

4.1   Initial Expenses

  The Principal Borrower will pay to the Agents, the Arrangers and the Mezzanine Arrangers (as defined in the Mezzanine Credit Agreement) the amount of all costs and expenses (including legal fees and other out-of-pocket expenses and any value added tax or other similar tax thereon) reasonably incurred by the Agent or the Arrangers or the Mezzanine Arrangers in connection with the negotiation, preparation, execution and completion of this deed and all documents, matters and things referred to in, or incidental to, this deed, in accordance with clause 16.8 (Initial Expenses) of the Senior Credit Agreement, the terms of the Fees Letter and the terms of the Mezzanine Fees Letter (as defined in the Mezzanine Credit Agreement).

5.     REPRESENTATIONS AND WARRANTIES

  Each party to this deed represents and warrants to and for the benefit of each of the other parties to this deed that it:

  (a)
  is duly established and (if a company) duly incorporated and validly existing with limited liability under the laws of the place of its incorporation and has the power to own its assets and carry on its business;

  (b)
  has the power and capacity to enter into and comply with its obligations under this deed; and

  (c)
  has taken all necessary action:

  (i)
  to authorise the entry into and compliance with its obligations under this deed;

  (ii)
  to ensure that its obligations under this deed are valid, legally binding and enforceable in accordance with their terms (subject to reservations in legal opinions delivered in connection with the Finance Documents); and

  (iii)
  to make this deed admissible in evidence in the courts of England and, where such party is incorporated or organised elsewhere, in the jurisdiction in which it is incorporated or organised (and where incorporated or organised in France, subject to translation and timbre de dimension in France).

6.     MISCELLANEOUS

6.1   Invalidity of any Provision

  If any provision of this deed is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired in any way.

6.2   Counterparts

  This deed may be executed by facsimile (with the originals to be delivered promptly thereafter) in any number of counterparts and all of those counterparts taken together will be deemed to constitute one and the same instrument.

6.3   Third Party Rights

  The Contracts (Rights of Third Parties) Act 1999 shall not apply to this deed and no person other than the parties to this deed shall have any rights under it other than the Finance Parties.

7.     GOVERNING LAW AND SUBMISSION TO JURISDICTION

7.1   Governing Law

  This deed (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this agreement or its formation) shall be governed by, and construed in accordance with, English law.

7.2   Submission to Jurisdiction

  For the benefit of each party to this deed, each other party irrevocably submits to the jurisdiction of the courts in England for the purpose of hearing and determining any dispute arising out of this deed and for the purpose of enforcement of any judgement against its assets.

7.3   Freedom of Choice

  The submission to the jurisdiction of the courts referred to in clause 7.2 (Submission to Jurisdiction) shall not (and shall not be construed so as to) limit the right of any Finance Party to take proceedings against any Obligor in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

7.4   Service of Process

  Without prejudice to any other permitted mode of service, each Obligor agrees that service of any claim form, notice or other document for the purpose of any proceedings in such courts shall be duly served upon it if delivered or sent by registered post to Hackwood Secretaries Limited at One Silk Street, London EC2Y 8HQ or such other address in England or Wales as the Principal Borrower may notify from time to time to the Facility Agent.

IN WITNESS whereof this deed has been duly executed on the date first above written.

SCHEDULE 1

Existing Senior Lenders

Credit Suisse First Boston International
Lehman Brothers Bankhaus AG, London Branch
The Royal Bank of Scotland PLC
Natexis Banques Populaires
Crédit Agricole Indosuez
Bayerische Hypo und Vereinsbank AG
Bear Stearns Bank plc
The Governor and Company of the Bank of Scotland
BNP Paribas
Credit Lyonnais
Intesa BCI
Mediobanca S.p.A
Société Générale
Abbey National Treasury Services PLC
AIB Capital Market PLC
The Governor and Company of the Bank of Ireland
Banca Bilbao Vizcaya Argentaria
Banca Nazionale del Lavoro
Caisse Regionale de Credit Agricole Mutuel et D'ile-de- France
KBC Bank Nederland NV
Credit Industriel et Commercial
NIB Capital
Rabobank International
Sanpaolo IMI SpA
Barclays Bank PLC
Unicredito Italiano, London Branch
Bayerische Landesbank
Commerzbank Aktiengesellschaft
Centrobanca—Banca di Credito Finanziario e Mobiliare SPA
HSBC CCF
Caja Madrid
Credit Suisse First Boston

SCHEDULE 2

Restated Intercreditor Deed

  PROJECT LUMINA

  Intercreditor Deed
  dated 26 July 2002
  as amended and restated on 5 December 2002

  LUMINA PARENT SARL

  Relating to the acquisition of Legrand SA

THIS DEED is made on 26 July 2002 and is amended and restated on 5 December 2002

BETWEEN:

(15)
LUMINA PARENT SARL (a company incorporated in Luxembourg with registered number B.87.573) (the "Parent");

(16)
LUMINA PARTICIPATION SARL (a company incorporated in Luxembourg with registered number B-88254) ("Holdco 2");

(17)
FIMEP SA (a company incorporated in France and registered in Paris under number 421 259 615) ("Bidco 1");

(18)
FIMAF SAS (a company incorporated in France and registered in Paris under number 421 391 269) ("Bidco 2");

(19)
LUMINA FINANCING 1 SARL (a company incorporated in Luxembourg with registered number B-88236) ("Debtco");

(20)
The existing lenders under the Senior Credit Agreement (as defined herein) set forth on Schedule 4 hereto (the "Existing Senior Lenders");

(21)
CREDIT SUISSE FIRST BOSTON INTERNATIONAL, LEHMAN COMMERCIAL PAPER INC. and THE ROYAL BANK OF SCOTLAND PLC (the "Original Mezzanine Lenders");

(22)
THE ROYAL BANK OF SCOTLAND PLC as facility agent for the Senior Lenders under the Senior Finance Documents (the "Facility Agent");

(23)
CREDIT SUISSE FIRST BOSTON as facility agent for the Mezzanine Lenders under the Mezzanine Finance Documents (the "Mezzanine Facility Agent");

(24)
THE ROYAL BANK OF SCOTLAND PLC as security agent for the Finance Parties (the "Security Agent");

(25)
HEDGING LENDERS upon accession unless already party to this deed as a Senior Lender;

(26)
DEBTCO as creditor under the Senior Funding Bonds Documents (the "Original Senior Funding Bondholders");

(27)
DEBTCO as creditor under the Mezzanine Funding Bonds Documents (the "Original Mezzanine Funding Bondholders");

(28)
DEBTCO as representative of the Senior Funding Bondholders under the Senior Funding Bonds Documents (the "Senior Funding Bonds Representative");

(29)
DEBTCO as representative of the Mezzanine Funding Bondholders under the Mezzanine Funding Bonds Documents (the "Mezzanine Funding Bonds Representative");

(30)
HIGH YIELD NOTES FUNDING BONDHOLDERS upon accession;

(31)
HIGH YIELD NOTES TRUSTEE upon accession;

(32)
INTRA-GROUP CREDITORS upon accession;

(33)
GP FINANCIERE NEW SUB 1 (a company incorporated in Luxembourg) ("New Sub 1");

(34)
LUMINA HOLDINGS (GIBRALTAR) (a company incorporated in Gibraltar with registered number 86730) ("Gibco"); and

(35)
WINBOND SNC (a company incorporated in France with registered number B444 248 892 ("Frenchco");

RECITALS

WHEREAS, the parties wish to set out their agreement in relation to certain rights and obligations arising in connection with the Debt, as set out herein;

WHEREAS, the Secured Obligations which benefit from a Mortgage over Restricted Collateral must be limited in accordance with Section 3.9 of the Long Term Notes Indenture in order to avoid the requirement under the Long Term Notes Indenture to cause the Long Term Notes to be equally and rateably secured with the Secured Obligations by such Restricted Collateral;

WHEREAS, the last paragraph of Section 3.9 of the Long Term Notes Indenture provides that an amount of Financial Indebtedness (as defined in the Long Term Notes Indenture) up to the greater of (A) the difference between (i) the Target's consolidated retained earnings as indicated in the Target's consolidated balance sheet for the then most recent fiscal year and (ii) the Target's consolidated retained earnings at December 31, 1993 and (B) French Francs 600 million may benefit from a Mortgage over Restricted Collateral without creating a requirement pursuant to the Long Term Notes Indenture to cause the Long Term Notes to be equally and rateably secured with such Financial Indebtedness by such Restricted Collateral; and

WHEREAS, to facilitate interpretation of that paragraph, (i) the consolidated balance sheets of the Target for the fiscal years ended December 31, 2001 and December 31, 1993 demonstrate that the Target's consolidated retained earnings as at such dates were €1,725 million and French Francs 4,334 million, respectively, and (ii) it is the intention of the parties hereto that for purposes of determining the maximum amount of the Secured Obligations which can be secured by a Mortgage over Restricted Collateral pursuant to the exemption in the final paragraph of Section 3.9 of the Long Term Notes Indenture without creating a requirement to cause the Long Term Notes to be equally and rateably secured by such Restricted Collateral, any items specified in such paragraph that are denominated in French Francs shall be translated into Euro at the applicable exchange rate recognized by the European Central Bank at the time and for the purpose of implementing European monetary union;

THE PARTIES AGREE AS FOLLOWS:

8.     INTERPRETATION

8.1   Definitions

  In this deed:

  "Agents" means the Facility Agent, the Mezzanine Facility Agent and the Security Agent;

  "Beneficiary" means a Finance Party in its capacity as a beneficiary of guarantees and security held on its behalf by the Security Agent;

  "Bidco 1 Subordinated Shareholder PIK Bonds" means the subordinated shareholder payment-in-kind bonds in the form to be agreed between Bidco 1 and New Sub 1, issued by Bidco 1 on or before the date of issue of the High Yield Notes and subscribed by New Sub 1, the proceeds of which will be used to subscribed for (or make a loan pursuant to, in the case of a loan) the High Yield Notes Funding Bonds;

  "Borrowers" means the Principal Borrower and each Group Company which at the relevant time is a borrower under any Finance Document;

  "Creditors" means each Finance Party, each Senior Lender, each Mezzanine Lender, each holder of PECS Debt and each Funding Bond Party;

  "Creditor Accession Deed" means a deed substantially in the form set out in schedule 2 under which a Creditor becomes a party to this deed;

  "Credit Agreement Obligations" means the collective reference (without duplication) to (a) the unpaid principal of and interest on the Advances, the Ancillary Outstandings, the Bank Guarantees and all other obligations and liabilities of the Borrowers (other than Debtco) to the Facility Agent, the Security Agent, any Lender or any other Finance Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Senior Credit Agreement (other than pursuant to Clause 17 thereof), this deed, or any other Senior Finance Document or any other document made, delivered or given in connection therewith and (b) to the extent constituting "Financial Indebtedness" within the meaning of the Long Term Notes Indenture, all obligations and liabilities of Bidco 1 or any of its Subsidiaries to any Hedging Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Hedging Agreement or any document made, delivered or given in connection therewith, in each case whether the obligations and liabilities described in either of the foregoing clauses (a) or (b) are on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Facility Agent, the Security Agent, the Lenders, the Hedging Lenders or other Finance Party that are required to be paid by Bidco 1 or any of its Subsidiaries pursuant to the terms of any of the foregoing agreements);

  "Debt" means the Senior Debt, the Mezzanine Debt, the Funding Bond Debt, the PECS Debt, the Investor Debt and the Intra-Group Debt;

  "Debtco PECS" means (if High Yield Notes are not issued on or before the Completion Date) the preferred equity certificates issued by Debtco on or before the Completion Date and held or to be held by New Sub 1;

  "Default" means a Senior Default or a Mezzanine Default;

  "Default Notice" has the meaning given to it in clause 20.1 (Defaults);

  "Default Rate" means:

  (a)
  until (and including) the Senior Discharge Date, the rate at which default interest is payable under clause 8.4 (Default interest) of the Senior Credit Agreement; and

  (b)
  after the Senior Discharge Date, the rate at which default interest is payable under clause 6.5 (Default interest) of the Mezzanine Loan Agreement;

  "Deferred Senior Debt" has the meaning given to it in clause 3.2 (Limits on priority of Senior Debt);

  "Deferred Senior Discharge Date" means the date on which all Deferred Senior Debt has been fully discharged and all commitments of the Senior Finance Parties to the relevant Obligors in respect of such Deferred Senior Debt have expired in accordance with the Senior Finance Documents;

  "Early Termination Date" means an Early Termination Date (as defined in a Hedging Agreement) resulting from an Event of Default (as defined in the relevant Hedging Agreement);

  "Enforcement Action" means:

  (a)
  in relation to any Debt, any action whatsoever to:

  (i)
  demand payment, declare prematurely due and payable or otherwise seek to accelerate payment of all or any part of the Debt;

    (ii)
    recover all or any part of the Debt (including by exercising any right of set-off or combination of accounts);

    (iii)
    exercise or enforce any security right or any other rights under any other document or agreement against any Obligor in relation to (or given in support of) all or any part of the Debt (including under the Security Documents); or

    (iv)
    petition for (or take any other steps which may lead to) an Insolvency Event in relation to any Obligor; or

    (v)
    exercise any rights to remove or replace directors of Debtco; or

    (vi)
    commence legal proceedings against any Obligor; and

  (b)
  in relation to the Hedging Liabilities:

  (i)
  any action to declare an Early Termination Date under any Hedging Agreement or demand payment of any amount which would become payable following an Early Termination Date; or

  (ii)
  the occurrence of an Early Termination Date as a result of Automatic Early Termination for which an Obligor is the Defaulting Party (and for this purpose "Early Termination Date", "Automatic Early Termination" and "Defaulting Party" shall have the meanings given to them in the ISDA Master Agreement).

  Notwithstanding the foregoing, "Enforcement Action" shall not include any action necessary under applicable law to preserve the full amount of the relevant creditor's claim in respect of its Debt, including the registration of such claim with or before any court or governmental authority, the exercise of "other rights" referred to in (a)(iii) above or the taking of "other steps" referred to in (a)(iv) above but excluding any other action referred to in (a) or (b) above;

  "Enforcement Date" means the date on which an Agent or a Creditor first takes Enforcement Action in relation to any relevant Debt;

  "Equity Investors" means (i) the Original Equity Investors, (ii) any other institution or person who becomes a party to any Investor Documents and/or (iii) any Subsidiary of the Equity Investors (or any of them) referred to in clause (i) or (ii) which is not a Subsidiary of Parent;

  "Final Discharge Date" means the first date on which both the Senior Discharge Date and the Mezzanine Discharge Date have occurred;

  "Finance Documents" means the Senior Finance Documents and the Mezzanine Finance Documents;

  "Finance Parties" means the Senior Finance Parties, the Mezzanine Finance Parties, the Senior Funding Bondholders and the Mezzanine Funding Bondholders;

  "Funding Bonds Documents" means the Senior Funding Bonds Documents, the Mezzanine Funding Bonds Documents and the High Yield Notes Funding Bonds Documents;

  "Funding Bonds Debt" means the Senior Funding Bonds Debt, the Mezzanine Funding Bonds Debt and the High Yield Notes Funding Bonds Debt;

  "Funding Bonds Guarantors" has the meaning given to it in the Senior Credit Agreement;

  "Funding Bonds Guarantor Obligations" means with respect to any Funding Bonds Guarantor referred to in clause (i) of the definition thereof contained in the Senior Credit Agreement, all obligations and liabilities of such Funding Bonds Guarantor which may arise under the Senior Funding Bond Guarantee or the Mezzanine Funding Bond Guarantee (including, without limitation, as a result of any Guarantor executing an Accession Document (as defined in the relevant Funding Bond Documents));

  "Funding Bondholders" means the Senior Funding Bondholders, the Mezzanine Funding Bondholders and the High Yield Notes Funding Bondholders;

  "Funding Bond Parties" means the Senior Funding Bonds Parties, the Mezzanine Funding Bonds Parties and the High Yield Notes Funding Bondholders;

  "Group" has the meaning given to it in the Senior Credit Agreement or the Mezzanine Loan Agreement, as applicable, in accordance with clause 1.2(j);

  "Group Company" means a member of the Group;

  "Guarantor Credit Agreement Obligations" means with respect to any Guarantor under the Senior Credit Agreement, all obligations and liabilities of such Guarantor which may arise under Clause 17 of the Senior Credit Agreement (including, without limitation, as a result of any Guarantor executing an Accession Document);

  "Guarantors" means each Group Company which at the relevant time is a guarantor under any Finance Document;

  "Hedging Agreements" means Derivative Instruments entered into with the Hedging Lenders for the purpose of managing or hedging currency and/or interest rate risk in relation to the Term Facilities (as defined in the Senior Credit Agreement) but shall not include those entered into in relation to the TSDIs and the Long Term Notes unless (and until) entered into with a Hedging Lender which is a party to this deed;

  "Hedging Lender" has the meaning given to it in the Senior Credit Agreement;

  "Hedging Liabilities" means all liabilities due to any Hedging Lender under any Hedging Agreement entered into (a) to comply with clauses 20.5(d)(ii) (Hedging) of the Senior Credit Agreement and 17.5(d)(ii) of the Mezzanine Loan Agreement, and (b) in relation to the TSDIs and the Long Term Notes;

  "Hedging Loss" means the loss suffered by a Hedging Lender as a result of any relevant Hedging Agreement being terminated in accordance with clause 4.3(b) (Permitted Enforcement Action) such loss being calculated in accordance with the Market Quotation and Second Method as contemplated by the ISDA Master Agreement as at the Enforcement Date;

  "High Yield Notes Costs" means legal fees, accountancy fees, arrangement fees, underwriting fees and discounts, printer fees, stock exchange listing fees, trustee fees, roadshow fees and all other fees, costs, taxes and expenses incurred for the purposes of and/or in connection with the offer, sale, issuance and/or entering into of any High Yield Notes Documents, including with respect to any exchange offer required thereunder;

  "High Yield Notes Debt" means all money and liabilities now or in the future due, owing or incurred by Bidco 1 under any High Yield Notes Documents in any currency, whether actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety, together with all accruing interest and all related losses, costs, charges and expenses;

  "High Yield Notes Discharge Date" means the date on which all High Yield Notes Debt has been fully discharged and all commitments of the holders of the High Yield Notes to Bidco 1 have come to an end in accordance with the High Yield Notes Note Documents;

  "High Yield Notes Escrow Agreement" means (if High Yield Notes are issued before the Completion Date) an escrow agreement between the High Yield Notes Trustee and Bidco 1 pursuant to which proceeds from the issue of the High Yield Notes are held pending Completion;

  "High Yield Notes Funding Bonds Assignment Agreement" means an agreement in a form to be agreed between Bidco 1 and the High Yield Notes Trustee whereby Bidco1 assigns by way of security or pledges to the High Yield Notes Trustee in respect of the High Yield Notes (for and on behalf of the holders of the High Yield Notes) its right to receive payment under certain circumstances in respect of a portion of the High Yield Notes Funding;

  "High Yield Notes Funding Bonds" means the unsecured bond (or loan) denominated in euro and/or US dollars in the form to be agreed by the Facility Agent and, in the case of bonds, issued by Bidco 2 on (or about the date the High Yield Notes are issued and subscribed for by Bidco 1 or, in the case of a loan, pursuant to which Bidco 1 will make a loan to Bidco 2 on (or about) the date the High Yield Notes are issued;

  "High Yield Notes Funding Bonds Debt" means all money and liabilities now or in the future due, owing or incurred to any High Yield Notes Funding Bonds Party under the High Yield Notes Funding Bonds Documents in any currency, whether actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety, together with all accruing interest and all related losses and charges;

  "High Yield Notes Funding Bonds Documents" means the High Yield Notes Funding Bonds and related subscription or loan agreement, guarantees and ancillary documents;

  "High Yield Notes Funding Bondholders" means Bidco 1 and such other person who may become a creditor (but excluding the High Yield Notes Trustee until it has taken Enforcement Action under the High Yield Notes Funding Bonds Assignment Agreement) in respect of the High Yield Notes Funding Bonds;

  "High Yield Notes Documents" means the High Yield Notes, the High Yield Notes Funding Bonds Assignment Agreement, the High Yield Notes Escrow Agreement and each other related trust deed, indenture, registration rights agreement and ancillary document entered into in connection therewith;

  "High Yield Notes" means the senior notes issued or entered into (in each case) by Bidco 1 the proceeds of which are used solely to pay High Yield Notes Costs and to subscribe for (or make a loan pursuant to) the High Yield Notes Funding Bonds in accordance with the provisions of this deed;

  "High Yield Notes Trustee" means the trustee appointed on behalf of the holders of the High Yield Notes;

  "Insolvency Event" means in any relevant jurisdiction the earlier of the date on which:

  (c)
  a court makes an order, or the board of directors or shareholders passes a resolution, for the winding up, dissolution, liquidation, bankruptcy, administration or similar matter in respect of the Principal Borrower or a Group Company; or

  (d)
  a liquidator, administrator, receiver or similar official in respect of all or substantially all of the assets of the Principal Borrower or a Group Company is appointed to thereto or to its assets;

  "Intra-Group Creditors" means those Group Companies which are creditors in relation to any Intra-Group Debt;

  "Intra-Group Debt" means any money or liabilities now or in the future due, owing or incurred to a Group Company by another Group Company (but excluding, for the avoidance of doubt, under the Funding Bond Documents and the PECS Instruments) in any currency, whether actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety, together with all accruing interest and all related costs, charges and expenses;

  "Investor Debt" means all money and liabilities now or in the future due, owing or incurred to any Equity Investor or the Vendor by the Parent or any Subsidiary thereof under any Investor Document (but excluding, for the avoidance of doubt, under the PECS Instruments) in any currency, whether actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety, together with all accruing interest and all related costs, charges and expenses;

  "Investor Documents" means the Investors Funding Agreement and any other existing or future document or agreement (including constitutional documents, preference shares, preferred equity certificates and any document relating to any Investor Debt or any equity investments in Parent or any Subsidiary thereof (including in connection with any acquisitions permitted under clause 20.4(a)(x)(A) of the Senior Credit Agreement)) providing for the payment of any amount to an Equity Investor in its capacity as an investor or to the Vendor under the Vendor Loan Instrument;

  "Investors Funding Agreement" means the amended and restated investors funding agreement dated on or about the Completion Date between, amongst others, the Original Equity Investors providing, amongst other things, for the subscription of shares in the Parent and preferred equity certificates issued or to be issued by the Parent;

  "ISDA Master Agreement" means the 1992 Multicurrency—Cross Border Master Agreement published by the International Swaps and Derivatives Association;

  "Long Term Notes Indenture" means the Indenture, dated as of February 15, 1995, by and between the Target and Bankers Trust Company, as trustee, as amended, supplemented or otherwise modified from time to time (other than any such amendment, supplement or modification that (i) reduces the maximum amount of the Financial Indebtedness (as defined in the Long Term Notes Indenture) which can be secured by a Mortgage over Restricted Collateral pursuant to the exemption in the final paragraph of Section 3.9 of such Indenture without creating a requirement to cause the Long Term Notes to be equally and rateably secured with such Financial Indebtedness by such Restricted Collateral or (ii) expands the definition of "Restricted Property" contained in the Long Term Notes Indenture);

  "Majority Mezzanine Lenders" has the meaning given to it in the Mezzanine Loan Agreement;

  "Majority Senior Creditors" means, at any time, Senior Finance Parties whose Senior Credit Participations at that time aggregate more than 66 2/3 per cent. of the total Senior Credit Participations at that time;

  "Mezzanine Debt" means all money and liabilities now or in the future due, owing or incurred by an Obligor to any Mezzanine Finance Party under any Mezzanine Finance Document in any currency, whether actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety, together with all accruing interest and all related losses and charges;

  "Mezzanine Declared Default" means a Mezzanine Default which has resulted in the Mezzanine Facility Agent exercising any of its rights under clause 18.2 (Cancellation and repayment) of the Mezzanine Loan Agreement;

  "Mezzanine Default" means a Default as defined in the Mezzanine Loan Agreement;

  "Mezzanine Discharge Date" means the date on which all Mezzanine Debt has been fully discharged and all commitments of the Mezzanine Finance Parties to the Principal Borrower have come to an end in accordance with the Mezzanine Finance Documents;

  "Mezzanine Event of Default" means an Event of Default as defined in the Mezzanine Loan Agreement;

  "Mezzanine Finance Documents" has the meaning given to it in the Mezzanine Loan Agreement;

  "Mezzanine Finance Parties" has the meaning given to it in the Mezzanine Loan Agreement;

  "Mezzanine Funding Bonds" means (if High Yield Notes are not issued on or before the Completion Date) the bond issued by Bidco 2 which is guaranteed and secured by the relevant Funding Bond Guarantors and subscribed for by the Mezzanine Funding Bondholders on (or around) the Completion Date in an aggregate principal amount of the Debtco PECS and the amount advanced to Debtco under the Mezzanine Loan Agreement;

  "Mezzanine Funding Bonds Debt" means all money and liabilities now or in the future due, owing or incurred by Bidco 2 and the relevant Funding Bond Guarantors to any Mezzanine Funding Bonds Party under the Mezzanine Funding Bonds Documents and related documents in any currency, whether actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety, together with all accruing interest and all related losses and charges;

  "Mezzanine Funding Bonds Documents" means the Mezzanine Funding Bonds, the Mezzanine Funding Bonds Guarantees and related subscription agreement, security documents and other ancillary documents;

  "Mezzanine Funding Bonds Guarantees" means the guarantees granted by Funding Bond Guarantors in respect of the Mezzanine Funding Bonds Debt;

  "Mezzanine Funding Bondholders" means the Original Mezzanine Funding Bondholders and each other Mezzanine Funding Bondholder (as defined in the Mezzanine Funding Bonds);

  "Mezzanine Funding Bonds Party" means the Mezzanine Funding Bondholders and the Mezzanine Funding Bonds Representative;

  "Mezzanine Guarantees" means any guarantee provided in respect of the Mezzanine Debt;

  "Mezzanine Lenders" means the Original Mezzanine Lenders and each other Mezzanine Lender (as defined in the Mezzanine Loan Agreement);

  "Mezzanine Loan Agreement" means the mezzanine loan agreement dated on or about the date of this deed (as amended and restated on 5 December 2002) between, among others, (1) Debtco, (2) the Mezzanine Lenders, (3) the Mezzanine Facility Agent and (4) the Security Agent under which the Mezzanine Lenders agreed to make available a loan facility of €600,000,000 to the Principal Borrower;

  "Mezzanine Payment Default" means failure by an Obligor to pay any principal, interest, costs or expenses in an aggregate amount exceeding €500,000 under any Mezzanine Finance Document on its due date;

  "Mezzanine Potential Event of Default" means Potential Event of Default as defined in the Mezzanine Loan Agreement;

  "Mezzanine Recovery" means any monies received or recovered by a Mezzanine Lender in any manner whatsoever in respect or on account of any Mezzanine Debt after deducting:

  (a)
  all reasonable costs and expenses (if any) incurred by that Mezzanine Lender in effecting such recovery; and

  (b)
  any sums required by law or court order to be paid to third parties on account of claims preferred by law over claims of the Senior Finance Parties and Mezzanine Lenders;

  "Mezzanine Security Documents" means the Security Documents as defined in the Mezzanine Loan Agreement;

  "Mortgage" means "mortgage" as defined in Section 3.9 of the Long Term Note Indenture;

  "New Money Commitments" means credit facilities or other facilities under which credit exposures may arise provided by any Senior Finance Party to the Principal Borrower and/or a Group Company after the date of this deed (including any onloan thereof from the Principal Borrower or a similar special purpose vehicle to a Group Company) in addition to those which the Senior Finance Parties are committed to provide under the Senior Finance Documents in force as at the date of this deed (but credit exposures in relation to any Hedging Agreement entered into after the date of this deed will not be New Money Commitments);

  "New Sub 1 PECS" means the preferred equity certificates issued by New Sub 1 on or before the Completion Date and subscribed by Gibco and by Frenchco on or before Completion;

  "Obligor Accession Deed" means a deed substantially in the form set out in schedule 3 under which a Group Company or Obligor becomes a party to this deed;

  "Obligors" means each Borrower, each Guarantor and each person which has granted a Security Interest under a Security Document or a Funding Bond Document;

  "Original Equity Investors" means those entities set forth in schedule 1;

  "Outstandings" means, in relation to a Senior Lender at any time, the aggregate of that Senior Lender's participation in all Drawings outstanding at that time (including interest on those Drawings and all Contingent Liabilities and amounts due and payable (but unpaid) by an Obligor under the Ancillary Facilities and under the Hedging Agreements);

  "PECS" means the Debtco PECS, the New Sub 1 PECS, the Bidco 1 Subordinated Shareholder PIK Bonds, and any preferred equity certificates or subordinated shareholder debt subscribed for the purposes of equity funding of any Subsidiary of Parent (including in connection with any acquisitions permitted under clause 20.4(a)(x)(A) of the Senior Credit Agreement);

  "PECS Instruments" means the preferred equity certificate instruments, bond instrument or loan instrument and related documents in relation to the PECS;

  "PECS Debt" means all money and liabilities now or in the future due, owing or incurred to the Parent, New Sub 1 and/or any other Subsidiary of Parent, Gibco and/or Frenchco under any PECS Instruments in any currency, whether actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety, together with all accruing interest and all related losses and charges;

  "Principal Borrower" means Debtco, unless the High Yield Notes are issued on or before the Completion Date in which case it is Bidco 2;

  "Priority Senior Debt" means Senior Debt other than Deferred Senior Debt and (without limitation) "Priority Senior Debt" shall include all amounts advanced by the Senior Lenders in connection with any push down of debt as contemplated by the Senior Credit Agreement;

  "Priority Senior Discharge Date" means the date on which all Priority Senior Debt has been fully discharged and all commitments of the Senior Finance Parties to the Principal Borrower and the other Obligors in respect of such Priority Senior Debt have expired in accordance with the Senior Finance Documents;

  "Relevant Mezzanine Default" has the meaning given to it in clause 6.5(d) (Permitted Enforcement Action);

  "Relevant Potential Mezzanine Default" has the meaning given to it in clause 6.5(e) (Permitted Enforcement Action);

  "Restricted Amount" means, as at the date a Mortgage over Restricted Collateral conferred by a Security Document is granted, the maximum amount of the Secured Obligations which can be secured by such Mortgage pursuant to the exemption in the final paragraph of Section 3.9 of the Long Term Notes Indenture without creating a requirement to cause the Long Term Notes to be equally and rateably secured by such Restricted Collateral;

  "Restricted Collateral" means all property over or in respect of which a Mortgage is granted pursuant to any Security Document and which constitutes "Restricted Property" within the meaning of the Long Term Notes Indenture;

  "Secured Obligations" means the collective reference (without duplication) to (a) with respect to the Borrowers under the Senior Credit Agreement (other than Debtco), the Credit Agreement Obligations, (b) with respect to the Funding Bonds Guarantors, the Funding Bonds Guarantor Obligations and (c) with respect to each Guarantor under the Senior Credit Agreement, the collective reference to such Guarantor's Guarantor Credit Agreement Obligations;

  "Security Documents" means the Senior Security Documents and the Mezzanine Security Documents;

  "Senior Commitment" means:

  (e)
  in relation to a Senior Lender which is not a Hedging Lender, the aggregate of its Commitments under the Senior Credit Agreement;

  (f)
  in relation to a Senior Lender which is also a Hedging Lender, the aggregate of its Commitments under the Senior Credit Agreement and its Hedging Loss; and

  (g)
  in relation to a Senior Lender which is only a Hedging Lender, its Hedging Loss.

  "Senior Credit Agreement" means the credit agreement dated on or about the date of this deed (as amended and restated on 5 December 2002) between, among others, (1) Debtco, (2) the Senior Lenders, (3) the Facility Agent and (4) the Security Agent under which the Senior Lenders agreed to make available credit facilities of €2,222,000,000 to the Borrowers (as defined therein);

  "Senior Credit Participation" means, in relation to a Senior Finance Party, the aggregate of:

  (h)
  its Term Commitments (if any);

  (i)
  its Revolving Commitment (if any); and

  (j)
  the Settlement Amounts, if any, which would be payable to it under any Hedging Agreement if the date on which the calculation is made was deemed to be an Early Termination Date for which the relevant Obligor is the Defaulting Party (and for this purpose "Settlement Amount" and "Defaulting Party" shall have the meanings given to them in the relevant Hedging Agreement) such amount to be certified by the relevant Senior Finance Party in reasonable detail (including the quotations obtained in connection therewith);

  "Senior Debt" means all money and liabilities now or in the future due, owing or incurred by an Obligor to any Senior Finance Party under any Senior Finance Document in any currency, whether actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety, together with all accruing interest and all related losses and charges;

  "Senior Declared Default" means a Senior Default which has resulted in the Facility Agent exercising any of its rights under clause 21.2 (Cancellation and repayment) of the Senior Credit Agreement;

  "Senior Default" means a Default as defined in the Senior Credit Agreement;

  "Senior Discharge Date" means the first date on which both the Deferred Senior Discharge Date and the Priority Senior Discharge Date have occurred;

  "Senior Event of Default" means an Event of Default as defined in the Senior Credit Agreement;

  "Senior Finance Documents" has the meaning given to it in the Senior Credit Agreement;

  "Senior Finance Parties" means the Finance Parties as defined in the Senior Credit Agreement;

  "Senior Funding Bonds" means (if High Yield Notes are not issued on or before the Completion Date) the bond issued by Bidco 2 which is guaranteed and secured by the Funding Bond Guarantors and subscribed for by the Senior Funding Bondholders on (or around) the Completion Date in an aggregate principal amount advanced to Debtco under the Senior Credit Agreement;

  "Senior Funding Bonds Debt" means all money and liabilities now or in the future due, owing or incurred by Bidco 2 and the relevant Funding Bond Guarantors to any Senior Funding Bonds Party under the Senior Funding Bonds Documents in any currency, whether actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety, together with all accruing interest and all related losses and charges;

  "Senior Funding Bonds Documents" means the Senior Funding Bonds, the Senior Funding Bonds Guarantees and related subscription agreement, security documents and ancillary documents;

  "Senior Funding Bonds Guarantees" means the guarantees granted by Funding Bond Guarantors in respect of the Senior Funding Bonds Debt;

  "Senior Funding Bondholders" means the Original Senior Funding Bondholders and each other Senior Funding Bondholder (as defined in the Senior Funding Bonds);

  "Senior Funding Bonds Party" means the Senior Funding Bondholders and the Senior Funding Bonds Representative;

  "Senior Lenders" means the Existing Senior Lenders and each other Lender (as defined in the Senior Credit Agreement);

  "Senior Payment Default" means failure by an Obligor to pay any principal, interest, costs or expenses in an aggregate amount exceeding €500,000 under any Senior Finance Document on its due date;

  "Senior Recovery" means any monies received or recovered by a Senior Finance Party in any manner whatsoever in respect or on account of any Senior Debt after deducting:

  (k)
  all reasonable costs and expenses (if any) incurred by that Senior Finance Party in effecting such recovery; and

  (l)
  any sums required by law or court order to be paid to third parties on account of claims preferred by law over claims of the Senior Finance Parties;

  "Senior Security Documents" means the Security Documents as defined in the Senior Credit Agreement;

  "Services Agreement" means the services agreement dated 26 July 2002 between the Parent and the Original Equity Investors as amended and restated on 12 August 2002 relating to the provision of services by the Original Equity Investors to the Parent in connection with the Acquisition;

  "Specified Default" means, in relation to a Hedging Agreement:

  (m)
  the failure by a Borrower or Group Company to make a payment due under the relevant Hedging Agreement on its due date or within any applicable grace period;

  (n)
  the occurrence of any of the Events of Default specified in clauses 21.1(a), (b)(i), (e), (f), (g), (h), (i), (j), (k) or (l) of the Senior Credit Agreement; or

  (o)
  the occurrence of an Illegality or a Tax Event (each as defined in the ISDA Master Agreement);

  "Standstill Period" has the meaning given to it in clause 5.5(d)(ii) (Permitted Enforcement Action);

  "Transferee" has the meaning given to it in clause 28.2(a) (Assignments and transfers by Creditors);

  "Transferor" has the meaning given to it in clause 28.2(a) (Assignments and transfers by Creditors); and

  "Vendor Loan Instrument" means the instrument by which the Vendor makes a loan in the principal amount of €150,000,000 to New Sub 1 on the Completion Date.

8.2   Construction

  In this deed, unless a contrary intention appears:

  (a)
  a reference to any person is, where relevant, deemed to be a reference to or to include, as appropriate, that person's successors and permitted assignees or transferees;

  (b)
  references to clauses and schedules are references to, respectively, clauses of and schedules to this deed and references to this deed include its schedules;

  (c)
  a reference to (or to any specified provision of) any agreement or document (including a Finance Document) is to be construed as a reference to that agreement or document (or that provision) as it may be amended and restated from time to time, but excluding for this purpose any amendment which is contrary to any provision of any Finance Document;

  (d)
  a reference to a statute, statutory instrument or accounting standard or any provision thereof is to be construed as a reference to that statute, statutory instrument or accounting standard or such provision thereof, as it may be amended or re-enacted from time to time;

  (e)
  a time of day is a reference to London time;

  (f)
  the index to and the headings in this deed are inserted for convenience only and are to be ignored in construing this deed; and

  (g)
  the terms of the documents under which the Senior Debt, the Mezzanine Debt and the Investor Debt arises and of any side letters between an Obligor and the Creditors (or any of them) relating thereto are incorporated in this deed to the extent required for any purported disposition of the Charged Property contained in this deed to be a valid disposition under section 2(1) of the Law of Property (Miscellaneous Provisions) Act 1999;

  (h)
  the parties intend that this document shall take effect as a deed;

  (i)
  words importing the plural shall include the singular and vice versa; and

  (j)
  words and expressions defined in the Senior Credit Agreement shall have the same meanings when used in this deed until (and including) the Senior Discharge Date, and, after the Senior Discharge Date, words and expressions defined in the Mezzanine Loan Agreement shall have the same meanings when used in this deed.

8.3   Majority consents

  Any consent or instruction required to be given under this deed by the Facility Agent and/or the Mezzanine Facility Agent and/or the High Yield Notes Trustee will only be given upon the instructions of the Majority Senior Creditors and/or the Majority Mezzanine Lenders and/or in accordance with the High Yield Notes Documents (as the case may be) unless otherwise specified.

9.     RANKING OF DEBT AND LIMIT ON SECURED OBLIGATIONS

9.1   Ranking of Debt

  The Debt will rank for all purposes and at all times in the following order:

  (a)
  first, the Priority Senior Debt, the Senior Funding Bonds Debt and the Hedging Liabilities on a pari passu basis;

  (b)
  second, the Mezzanine Debt and the Mezzanine Funding Bonds Debt on a pari passu basis;

  (c)
  third, the Deferred Senior Debt;

  (d)
  fourth, the High Yield Notes Funding Bonds Debt; and

  (e)
  fifth, the PECS Debt and the Investor Debt on a pari passu basis.

9.2   Limit on Secured Obligations

  (a)
  Notwithstanding anything herein or in any Security Document to the contrary, so long as any of the Long Term Notes (or any amount payable in respect thereof that causes the restrictions of the Long Term Notes Indenture to remain applicable (an "Other Amount")) remain outstanding, the Mortgages over or in respect of Restricted Collateral granted pursuant to the Security Documents, shall secure:

  (i)
  the Secured Obligations up to the Restricted Amount; plus

  (ii)
  such further part of the Secured Obligations which may be secured by the Restricted Collateral by virtue of any of the exemptions in paragraphs (a) to (h) of Section 3.9 of the Long Term Notes Indenture without creating a requirement pursuant to Section 3.9 of the Long Term Notes Indenture to cause the Long Term Notes to be equally and rateably secured by such Restricted Collateral.

  (b)
  The Security Agent may choose the order and manner in which it enforces rights under the Security Documents and the application of the proceeds of recoveries in respect of such enforcement in or towards discharge of the Secured Obligations; provided, that, for so long as any Long Term Notes or Other Amounts remain outstanding, the maximum amount of Secured Obligations in or towards the discharge of which the Security Agent may apply the proceeds of such recoveries in respect of Restricted Property is limited to the total amounts referred to in sub clauses 2.2(a)(i) and (ii) above (the "Total Restricted Amount").

  (c)
  For so long as any Long Term Notes or Other Amounts remain outstanding, to the extent that the Security Agent receives an amount in respect of the enforcement of any Mortgage in respect of any Restricted Collateral in excess of the Total Restricted Amount, it shall turn such excess over to the relevant Borrower or Guarantor which granted such Security Interest.

  (d)
  For the avoidance of doubt, this clause 2.2 shall cease to be effective on the date on which no Long Term Notes or Other Amounts remain outstanding.

9.3   Contingent Obligations

  Notwithstanding anything set forth in this deed or any Security Document, any application of proceeds of property in which a Mortgage is granted pursuant to any Security Document that would otherwise be made pursuant to this deed and the Security Documents on account of any unmatured or contingent unpaid Secured Obligations shall be set aside in a Cash Collateral Account for the primary benefit of the holders of such Secured Obligations until and to the extent that (a) such Secured Obligations become matured and not contingent, at which time such application shall be made directly to the holders of such Secured Obligations or (b) such Secured Obligations cease to exist, by virtue of the expiration thereof or otherwise, before becoming matured and not contingent, at which time such application shall be reapplied in accordance with this deed and the Security Documents; provided that if such proceeds relate to Restricted Collateral, any such application shall be made (or not be made as the case may be) in compliance with clause 2.2 (Limit on Secured Obligations) hereof.

10.   SENIOR DEBT

10.1 Amendments to Senior Finance Documents

  No Obligor nor any Senior Finance Party will, without the consent of the Mezzanine Facility Agent (prior to the Mezzanine Discharge Date):

  (a)
  agree to or take any action which would increase the rate of interest payable under any Senior Finance Document by more than 1% per annum other than as contemplated by the terms of the Senior Credit Agreement as at the date of this deed (including under clauses 14 (Taxes) and 15 (Change in Circumstances) of the Senior Credit Agreement) or as they apply to New Money Commitments;

  (b)
  change the basis on which interest or other amounts (including fees but excluding principal) accrues, is calculated or is payable under any Senior Finance Document, other than as a result of minor procedural or administrative changes arising in the ordinary course of the administration of the Senior Debt or as they apply to New Money Commitments or in respect of any push down of debt in accordance with the Senior Credit Agreement;

  (c)
  except pursuant to the terms of the Senior Credit Agreement, agree to or take any action which would make any principal or interest or other amount payable under any Senior Finance Document on a date earlier or more frequently than that provided in the relevant Senior Finance Document at the date of this deed, other than (i) as a result of procedural or administrative changes arising in the ordinary course of the administration of the Senior Debt or (ii) as a result of a Senior Event of Default or (iii) pursuant to the original terms of New Money Commitments;

  (d)
  agree to or take any action to amend any Senior Finance Document which would result in the Principal Borrower and/or any other Obligor being subject to more onerous obligations (including financial covenants) as a whole than those existing at the date of this deed or which would conflict with any provision of this deed other than pursuant to the original terms of New Money Commitments; or

  (e)
  transfer rights and/or obligations under any Senior Finance Document unless, simultaneously with that transfer, the relevant transferee agrees to be bound by the provisions of this deed by entering into a Creditor Accession Deed.

10.2 Limits on priority of Senior Debt

  (a)
  The Senior Finance Parties may make available New Money Commitments.

  (b)
  If and to the extent that (prior to the Mezzanine Discharge Date):

  (i)
  the total principal amount of the New Money Commitments exceeds €55,000,000; and/or

  (ii)
  any principal amount of the New Money Commitments has a scheduled repayment date later than the Term C Final Repayment Date,

    then that excess and/or extended indebtedness will be "Deferred Senior Debt" for the purpose of this deed.

10.3 Prohibited payments, guarantees and security in respect of Deferred Senior Debt

  Subject to clause 3.4 (Permitted payments of Deferred Senior Debt), until after the Mezzanine Discharge Date:

  (a)
  no Obligor will, and each Obligor will procure that none of its Subsidiaries will, make, and no Senior Finance Party will receive, any payment or distribution of any kind whatsoever in respect or on account of the Deferred Senior Debt (although for the avoidance of doubt this clause will not preclude the capitalisation of interest in accordance with the terms of the Senior Finance Documents); and

  (b)
  no Obligor will, and each Obligor will procure that none of its Subsidiaries will, create or permit to subsist, and no Senior Finance Party will receive from any Group Company, any Security Interest over any asset of any Group Company or give or permit to subsist any guarantee in respect of any part of the Deferred Senior Debt other than under the Senior Security Documents and the guarantees contained in the Senior Finance Documents, in each case, without the prior consent of the Mezzanine Facility Agent.

10.4 Permitted payments of Deferred Senior Debt

  Subject to clause 3.5 (Suspension of permitted payments of Deferred Senior Debt):

  (a)
  the relevant Borrower may pay interest on the principal amount of the Deferred Senior Debt together with any other amounts in respect thereof (including costs, expenses, legal fees and taxes but not, save as permitted by paragraph (b) below or with the prior consent of the Mezzanine Facility Agent, including any element of principal); and

  (b)
  after the Mezzanine Discharge Date, the Obligors may make all payments (whether of principal, interest and/or other amounts) in respect of the Deferred Senior Debt as they fall due,

  in each case under the Senior Finance Documents (as in force at the date of this deed subject to any amendments which are permitted by this deed).

10.5 Suspension of permitted payments on Deferred Senior Debt

  No payment which would otherwise be permitted under clause 3.4(a) (Permitted payments of Deferred Senior Debt) may be made (or demand for payment made) without the prior consent of the Mezzanine Facility Agent (prior to the Mezzanine Discharge Date):

  (a)
  after an Enforcement Date arising out of an Enforcement Action undertaken by a Mezzanine Finance Party (for so long as such Enforcement Action is continuing); or

  (b)
  subject to clause (a) above, if a Mezzanine Default has occurred and the Facility Agent has received a corresponding Default Notice together with (or incorporating) a notice triggering operation of this clause from the Mezzanine Facility Agent, until the earliest of:

  (i)
  the date falling 90 days (in the case of a Mezzanine Payment Default) or 120 days (in the case of any other Mezzanine Default) after receipt by the Facility Agent of the relevant Default Notice;

  (ii)
  the date on which the relevant Mezzanine Default has been waived or remedied; and

  (iii)
  the Mezzanine Discharge Date.

10.6 Turnover of Deferred Senior Debt

  If at any time on or before the Mezzanine Discharge Date:

  (a)
  any Senior Finance Party receives or recovers a payment or distribution of any kind whatsoever in respect or on account of any Deferred Senior Debt which is not permitted by clause 3.4 (Permitted payments of Deferred Senior Debt);

  (b)
  any Senior Finance Party receives or recovers proceeds pursuant to any Enforcement Action in respect or on account of any Deferred Senior Debt;

  (c)
  the Principal Borrower or any Group Company makes any payment or distribution of any kind whatsoever in relation to the purchase or other acquisition of any Deferred Senior Debt; or

  (d)
  any Deferred Senior Debt (other than in respect of payments made in accordance with clause 3.4 (Deferred payments of Deferred Senior Debt) is discharged by set-off, combination of accounts or otherwise, the recipient or beneficiary of that payment, distribution, set-off or combination will promptly pay all amounts and distributions received to the Security Agent for application under clause 15.1 (Application) after deducting the costs, liabilities and expenses (if any) reasonably incurred in recovering or receiving that payment or distribution and, pending that payment, will hold those amounts and distributions on trust for the Security Agent.

10.7 No reduction or discharge

  As between the Obligors and the Senior Finance Parties, the Mezzanine Debt will be deemed not to have been reduced or discharged to the extent of any payment or distribution to the Security Agent under clause 3.6 (Turnover of Deferred Senior Debt).

10.8 Indemnity

  The Obligors will fully indemnify each Senior Finance Party upon demand for the amount of any payment or distribution to the Security Agent under clause 3.6 (Turnover of Deferred Senior Debt) if (and to the extent that) any subrogation contemplated by clause 3.9 (Subrogation of Senior Lenders in respect of Deferred Senior Debt) proves to be ineffective.

10.9 Subrogation of Senior Lenders in respect of Deferred Senior Debt

  (a)
  If the Mezzanine Debt is wholly or partially paid out of any proceeds received in respect or on account of the Deferred Senior Debt owing to one or more of the Senior Finance Parties, those Senior Finance Parties will to that extent be subrogated to the rights of the Mezzanine Lenders in respect of the Mezzanine Debt so paid, including all Security Interests and guarantees for that Mezzanine Debt, but the Senior Finance Parties may not exercise those subrogation rights on or before the Mezzanine Discharge Date without the prior consent of the Mezzanine Facility Agent.

  (b)
  Each Mezzanine Finance Party will give such assistance to the Senior Finance Parties as the Facility Agent and/or the Security Agent may reasonably require in exercising those rights of subrogation, provided that each such Mezzanine Finance Party is indemnified on demand to its reasonable satisfaction by the Senior Finance Parties against any costs, expenses and liabilities that it incurs in relation to giving that assistance.

11.   HEDGING LIABILITIES

11.1 Prohibited payments, guarantees and security

  Until after the Enforcement Date:

  (a)
  no Obligor will make, and no Hedging Lender will receive, any payment or distribution in respect or on account of any Hedging Liabilities except for (i) scheduled payments arising under the original terms of the relevant Hedging Agreement and (ii) any payment that reduces amounts hedged under the Hedging Agreements to a level no lower than that referred to in clause 20.5(d)(ii) (Hedging) of the Senior Credit Agreement and clause 17.5(d)(ii) (Hedging) of the Mezzanine Loan Agreement; and

  (b)
  no Obligor will, and each Obligor will procure that none of its Subsidiaries will, create or permit to subsist, and no Hedging Lender will receive from any Group Company, any Security Interest over any asset of any Group Company or give or permit to subsist any guarantee in respect of any part of the Hedging Liabilities, other than under the Security Documents, in each case, without the prior consent of the Facility Agent.

11.2 Restrictions on Enforcement Action

  Subject to clauses 4.3 (Permitted Enforcement Action) and 12 (Enforcement of security), no Hedging Lender may take Enforcement Action in relation to any Hedging Liabilities unless a Senior Declared Default has occurred.

11.3 Permitted Enforcement Action

  (a)
  If a Specified Default occurs, a Hedging Lender may exercise its rights to designate an Early Termination Date in accordance with the relevant Hedging Agreement or otherwise terminate the relevant Hedging Agreement, provided that no other Enforcement Action is taken.

  (b)
  If a Senior Declared Default has occurred, each Hedging Lender will promptly following request by the Facility Agent designate an Early Termination Date or otherwise terminate each Hedging Agreement to which it is a party.

  (c)
  On or following the designation of an Early Termination Date under clause 4.3(a) or (b), any amount which falls due from a Hedging Lender to any Group Company in respect of the Hedging Agreements shall be paid by that Hedging Lender to the Security Agent for application under clause 15 (Application of recoveries).

12.   MEZZANINE DEBT

12.1 Prohibited payments, guarantees and security

  Subject to clause 5.2 (Permitted payments) and 8.2(b) (Permitted payments), until after the Priority Senior Discharge Date:

  (a)
  no Obligor will, and each Obligor will procure that none of its Subsidiaries will, make, and no Mezzanine Finance Party will receive, any payment or distribution of any kind whatsoever in respect or on account of the Mezzanine Debt (although for the avoidance of doubt this clause will not preclude the capitalisation of interest in accordance with the terms of the Mezzanine Finance Documents); and

  (b)
  no Obligor will, and each Obligor will procure that none of its Subsidiaries will, create or permit to subsist, and no Mezzanine Finance Party will receive from any Group Company, any Security Interest over any asset of any Group Company or give or permit to subsist any guarantee in respect of any part of the Mezzanine Debt other than under the Mezzanine Security Documents and the Mezzanine Guarantees,

  in each case, without the prior consent of the Facility Agent.

12.2 Permitted payments

  Subject to clause 5.3 (Suspension of permitted payments), Debtco:

  (a)
  may pay interest on the principal amount of the Mezzanine Debt together with any other amounts payable under or in connection with the Mezzanine Finance Documents (including costs, expenses, legal fees and taxes but not, save as permitted by paragraphs (b), (c) and (d) below or with the prior consent of the Facility Agent, including any element of principal);

  (b)
  following the Priority Senior Discharge Date, may make all payments (whether of principal, interest and/or other amounts) in respect of the Mezzanine Debt;

  (c)
  may prepay in full the Mezzanine Debt from the proceeds of the redemption by Bidco 2 of the Mezzanine Funding Bonds following the issue of High Yield Notes (and subscription by Bidco 1 for (or the making of a loan pursuant to) the High Yield Notes Funding Bonds) in accordance with clause 6.3 (High Yield Notes Proceeds); and

  (d)
  may pay a Mezzanine Lender in accordance with the provisions of clause 13.2 (Illegality) of the Mezzanine Loan Agreement (a "Mezzanine Illegality Payment") provided that no Mezzanine Illegality Payment may be made unless (and until):

  (i)
  a period of 30 days have elapsed from the date of the occurrence of the relevant illegality event during which time Debtco and the relevant Mezzanine Lender have sought to take mitigating action in accordance with clause 13.3(d) (Mitigation) of the Mezzanine Loan Agreement; and

  (ii)
  on expiry of the 30 day period the relevant illegality event is continuing, and Debtco shall have prepaid such amount of the Senior Debt (a "Senior Prepayment") so that the ratio of outstanding Senior Debt (after the Senior Prepayment) to outstanding Mezzanine Debt (assuming the Mezzanine Illegality Payment has already been made) is the same as the ratio of outstanding Senior Debt (prior to the Senior Prepayment) to outstanding Mezzanine Debt (prior to the Mezzanine Illegality Payment), in each case under the Mezzanine Finance Documents (as in force at the date of this deed subject to any amendments which are permitted by this deed).

12.3 Suspension of permitted payments

  No payment which would otherwise be permitted under clause 5.2(a) or (d) (Permitted Payments) may be made (or demand for payment made) without the prior consent of the Facility Agent (prior to the Priority Senior Discharge Date):

  (a)
  after an Enforcement Date arising out of an Enforcement Action undertaken by a Senior Finance Party with respect to Priority Senior Debt (for so long as such Enforcement Action is continuing); or

  (b)
  subject to clause (a) above, if a Senior Default has occurred and the Mezzanine Facility Agent has received a corresponding Default Notice together with (or incorporating) a notice triggering operation of this clause from the Facility Agent, until the earliest of:

  (i)
  the date falling 90 days (in the case of a Senior Payment Default) or 120 days (in the case of any other Senior Default) after receipt by the Mezzanine Facility Agent of the relevant Default Notice;

  (ii)
  the date on which the relevant Senior Default has been waived or remedied; and

  (iii)
  the Priority Senior Discharge Date.

12.4 Restrictions on Enforcement Action

  Subject to clause 5.5 (Permitted Enforcement Action), until after the Priority Senior Discharge Date, no Mezzanine Finance Party may take Enforcement Action in relation to any Mezzanine Debt without the prior consent of the Facility Agent.

  For the avoidance of doubt, receipt by a Mezzanine Finance Party of any payment made in accordance with clause 5.2 (Permitted Payments) shall not be considered to be an amount received by that Mezzanine Finance Party pursuant to it taking Enforcement Action.

12.5 Permitted Enforcement Action

  The restriction in clause 5.4 (Restrictions on Enforcement Action) will not apply to the Mezzanine Finance Parties if:

  (a)
  an Insolvency Event has occurred in relation to an Obligor in respect of the Mezzanine Debt and for so long as it is continuing, in which case the Mezzanine Finance Parties may only take Enforcement Action against that Obligor;

  (b)
  a Senior Declared Default has occurred, in which case the Mezzanine Finance Parties may only exercise the rights set out in paragraph (a)(i) of the definition of Enforcement Action in clause 1.1 (Definitions);

  (c)
  the Majority Senior Creditors have enforced or instructed the Security Agent to enforce the security conferred by any Security Document;

  (d)
  a Mezzanine Event of Default (the "Relevant Mezzanine Default") has occurred (otherwise than under clause 18.1(p) (Senior Credit Agreement Default) of the Mezzanine Loan Agreement by reason of a Senior Default) and:

  (i)
  the Facility Agent has received a corresponding Default Notice together with (or incorporating) a notice triggering operation of this clause from the Mezzanine Facility Agent;

  (ii)
  a period of not less than 90 days (in the case of a Mezzanine Payment Default) or 120 days (if the Relevant Mezzanine Default is not a Mezzanine Payment Default) has passed from the date of receipt by the Facility Agent of the relevant Default Notice (a "Standstill Period"); and

  (iii)
  at the end of the relevant Standstill Period, the Relevant Mezzanine Default is continuing and has not been waived by the Majority Mezzanine Lenders; or

  (e)
  a Mezzanine Potential Event of Default (the "Relevant Mezzanine Potential Default") has occurred and:

  (i)
  the Facility Agent has received a corresponding Default Notice together with (or incorporating) a notice triggering operation of this clause from the Mezzanine Facility Agent;

  (ii)
  a period of not less than 90 days (in the case of a Relevant Mezzanine Potential Default relating to a Mezzanine Payment Default) or 120 days (in the case of a Relevant Mezzanine Potential Default relating to any other Mezzanine Default) has passed from the date of receipt by the Facility Agent of the relevant Default Notice (a "Relevant Standstill Period"); and

  (iii)
  at the end of the Relevant Standstill Period, the Relevant Mezzanine Potential Default is continuing and has not been waived by the Majority Mezzanine Lenders;

    in which case the Mezzanine Finance Parties may only exercise the rights set out in paragraph (a)(v) of the definition of Enforcement Action in clause 1.1 (Definitions);

  (f)
  the Security Agent or the Senior Lenders take any other Enforcement Action in respect of any Obligor not referred to in clauses (a), (b), (c), (d) or (e) above, in which case the Security Agent or the Mezzanine Lenders may (subject to clause 12.5 (Authority of Security Agent)) only take equivalent other Enforcement Action in respect of that Obligor.

12.6 Subsequent Mezzanine Defaults

  The Mezzanine Finance Parties will have the right to take Enforcement Action under clause 5.5 (Permitted Enforcement Action) in relation to a Relevant Mezzanine Default notwithstanding that, at the time referred to in clause 5.5(d)(iii) (Permitted Enforcement Action) or at any later time, another Standstill Period has commenced as a result of a further Mezzanine Default.

12.7 Financial covenant defaults

  For the purposes of clause 5.5(d)(iii) (Permitted Enforcement Action), if the Relevant Mezzanine Default arose as a result of a breach of clause 17.12 (Financial Covenants) of the Mezzanine Loan Agreement, the Relevant Mezzanine Default will be deemed remedied if compliance with all the provisions of clause 17.12 (Financial Covenants) of the Mezzanine Loan Agreement has been re-established as if the Testing Date (as defined in the Mezzanine Loan Agreement) at which the covenant was in fact breached was deemed postponed to fall immediately prior to the point in time the Mezzanine Finance Parties (or any of them) propose to take Enforcement Action. For the avoidance of doubt, nothing in this clause 5.7 will prevent the Mezzanine Finance Parties from implementing the provisions of clause 5.5 (Permitted Enforcement Action) in respect of subsequent breaches of clause 17.12 (Financial Covenants) of the Mezzanine Loan Agreement occurring after such full compliance has been re-established.

12.8 Turnover

  If at any time on or before the Priority Senior Discharge Date:

  (a)
  any Mezzanine Finance Party receives or recovers a payment or distribution of any kind whatsoever in respect or on account of any Mezzanine Debt which is not permitted by clause 5.2 (Permitted payments) or 8.2(b) (Permitted payments);

  (b)
  any Mezzanine Finance Party receives or recovers proceeds pursuant to any Enforcement Action in respect or on account of any Mezzanine Debt;

  (c)
  the Principal Borrower or any Group Company makes any payment or distribution of any kind whatsoever in relation to the purchase or other acquisition of any Mezzanine Debt; or

  (d)
  any Mezzanine Debt (other than in respect of payments made in accordance with clause 5.2 (Permitted payments)) is discharged by set-off, combination of accounts or otherwise,

  in each case, save in connection with any issuance of High Yield Notes permitted by clauses 6.2 (High Yield Notes) and 6.3 (High Yield Notes Proceeds), the recipient or beneficiary of that payment, distribution, set-off or combination will promptly pay all amounts and distributions received to the Security Agent for application under clause 15.1 (Application) after deducting the costs, liabilities and expenses (if any) reasonably incurred in recovering or receiving that payment or distribution and, pending that payment, will hold those amounts and distributions on trust for the Security Agent.

12.9 No reduction or discharge

  As between the Obligors and the Mezzanine Finance Parties, the Priority Senior Debt will be deemed not to have been reduced or discharged to the extent of any payment or distribution to the Security Agent under clause 5.8 (Turnover).

12.10 Indemnity

  The Obligors will fully indemnify each Mezzanine Finance Party upon demand for the amount of any payment or distribution to the Security Agent under clause 5.8 (Turnover) if (and to the extent that) any subrogation contemplated by clause 5.11 (Subrogation of Mezzanine Lenders) is ineffective.

12.11 Subrogation of Mezzanine Lenders

  (a)
  If the Senior Debt is wholly or partially paid out of any proceeds received in respect or on account of the Mezzanine Debt owing to one or more of the Mezzanine Finance Parties, those Mezzanine Finance Parties will to that extent be subrogated to the rights of the Senior Lenders in respect of the Senior Debt so paid, including all Security Interests and guarantees for that Senior Debt, but the Mezzanine Finance Parties may not exercise those subrogation rights on or before the Priority Senior Discharge Date without the prior consent of the Facility Agent.

  (b)
  Each Senior Finance Party will give such assistance to the Mezzanine Finance Parties as the Mezzanine Facility Agent and/or the Security Agent may reasonably require in exercising those rights of subrogation, provided that each such Senior Finance Party is indemnified on demand to its reasonable satisfaction by the Mezzanine Finance Parties against any costs, expenses and liabilities that it incurs in relation to giving that assistance.

12.12 Amendments to Mezzanine Finance Documents

  Until after the Senior Discharge Date, no Obligor nor any Mezzanine Finance Party will, without the prior consent of the Facility Agent:

  (a)
  agree to or take any action which would increase the rate of interest payable under any Mezzanine Finance Document other than as contemplated by the terms of the Mezzanine Loan Agreement as at the date of this deed (including under clauses 12 (Taxes) and 13 (Change in Circumstances) of the Mezzanine Loan Agreement),

  (b)
  change the basis on which interest or any other amount (including fees) is calculated under any Mezzanine Finance Document, other than as a result of minor procedural or administrative changes arising in the ordinary course of the administration of the Mezzanine Debt,

  (c)
  agree to or take any action which would make any principal or interest or other amount payable under any Mezzanine Finance Document on a date earlier or more frequently than that provided in the relevant Mezzanine Finance Document at the date of this deed, other than (i) as a result of procedural or administrative changes arising in the ordinary course of the administration of the Mezzanine Debt, or (ii) any Enforcement Action permitted in accordance with clause 5.5 (Permitted Enforcement Action);

  (d)
  agree to or take any action to amend any Mezzanine Finance Document which would result in any Obligor being subject to more onerous obligations (including financial covenants) as a whole than those existing at the date of this deed or which would conflict with any provision of this deed; or

  (e)
  transfer rights and/or obligations under any Mezzanine Finance Document, unless simultaneously with that transfer the relevant transferee agrees to be bound by the provisions of this deed by entering into a Creditor Accession Deed in each case, save that the rate at which and/or the basis on which cash and/or capitalised interest accrues or is calculated on the Mezzanine Debt may be changed so long as (i) the overall rate of interest (whether paid in cash or capitalised) on the Mezzanine Debt (after such changes) does not exceed the overall rate of interest payable on the Mezzanine Debt (in the absence of such changes) and (ii) the aggregate amount of cash interest payable on the Mezzanine Debt (after such changes) does not exceed the aggregate amount of cash interest payable on the Mezzanine Debt (in the absence of such changes).

13.   HIGH YIELD NOTES DEBT

13.1 Prohibited guarantees and security

  No Obligor will, and each Obligor will procure that none of its Subsidiaries will, create or permit to subsist, and neither the High Yield Notes Trustee nor any holder of High Yield Notes will receive from any Group Company, any Security Interest over any asset of any Group Company or give or permit to subsist any guarantee in respect of any part of the High Yield Notes Debt (other than in connection with the High Yield Notes Escrow Agreement to the extent permitted under the Finance Documents and the High Yield Notes Funding Bonds Assignment Agreement) without the prior consent of the Facility Agent (prior to the Senior Discharge Date) and, unless the Mezzanine Debt is to be repaid in full promptly upon the issuance of High Yield Notes, the Mezzanine Facility Agent (prior to the Mezzanine Discharge Date).

13.2 High Yield Notes

  Bidco 1 will not issue any High Yield Notes:

  (a)
  which have a first scheduled repayment date for any principal amount before the tenth anniversary of the date of issuance of the High Yield Notes;

  (b)
  the holders of which receive the benefit of any security, guarantees or other credit support from the Principal Borrower or any Group Company in breach of clause 6.1;

  (c)
  unless such part of the net proceeds from the issue of the High Yield Notes as may be necessary to comply with clause 6.3 (High Yield Notes Proceeds) is applied in accordance with that clause and by Bidco 1 towards High Yield Notes Costs; and

  (d)
  unless concurrently with or promptly after repayment of all amounts outstanding in respect of the Mezzanine Debt, the Mezzanine Facility Agent delivers to Debtco (with a copy to the Facility Agent) written confirmation that the Mezzanine Debt has been prepaid and discharged in full (and the Mezzanine Facility Agent undertakes to provide such confirmation promptly upon such prepayment).

13.3 High Yield Notes Proceeds

  (a)
  If any High Yield Notes are issued on or after the Completion Date:

  (i)
  Bidco 2 shall, concurrently with such issue, issue the High Yield Notes Funding Bonds (or, in the case of a loan, borrow amounts from Bidco 1);

  (ii)
  Bidco 1 shall (A) procure that the High Yield Notes Funding Bondholders accede to the provisions of this deed in accordance with clause 28.6 (Accession of High Yield Notes Funding Bondholders), and (B) concurrently with such issue, subscribe for part of the High Yield Notes Funding Bonds (or, in the case of a loan, lend amounts to Bidco 2) in a principal amount of not less than the net proceeds from the issue of the High Yield Notes;

  (iii)
  Bidco 2 shall, concurrently with such issue, redeem and/or prepay all the Mezzanine Funding Bonds Debt; and

  (iv)
  the Principal Borrower shall, upon receipt of the proceeds referred to in (iv) above, redeem and/or prepay in full all outstanding Mezzanine Debt in accordance with the Mezzanine Finance Documents.

  (b)
  If any High Yield Notes are issued before the Completion Date:

  (i)
  Bidco 1 shall deposit the proceeds of such issue into an escrow account in accordance with the High Yield Notes Escrow Agreement and shall, on or about the Completion Date, subscribe for the High Yield Notes Funding Bonds (or, in the case of a loan, lend amounts to Bidco 2) in a principal amount of not less than the net proceeds from the issue of the High Yield Notes; and

  (ii)
  Bidco 2 shall apply the proceeds of the High Yield Notes Funding Bonds in or towards the Acquisition.

13.4 Acknowledgement

  The Finance Parties acknowledge that Parent, Debtco, Bidco 1 and Bidco 2 intend to refinance the Mezzanine Funding Bonds and the Mezzanine Debt through an issue of high yield notes or other debt or equity instruments (the "Refinancing Securities") by Bidco 1. The proceeds of the issue would be used, together with the proceeds of the redemption of the Debtco PECS, to redeem and/or repay the Mezzanine Funding Bonds Debt and, thereafter, the advance under the Mezzanine Loan Agreement.

  Notwithstanding anything to the contrary in this deed the Finance Parties agree, at the expense of Parent, to take such actions (including agreeing to such adjustments to the Finance Documents) as are reasonably requested by Parent or Bidco 2 in order to permit the issue of the Refinancing Securities to take place; provided that such actions are expressly permitted by this agreement or do not adversely affect the rights or obligations of the Finance Parties hereunder or under the Finance Documents.

14.   INVESTOR DEBT

14.1 Prohibited payments, guarantees and security

  Until after the Final Discharge Date and, except to the extent that such payments, guarantees and security would not be restricted by the High Yield Notes Documents, the High Yield Notes Discharge Date:

  (a)
  The Parent will not, and will procure that none of its Subsidiaries will, and no Obligor will, make any payment, dividend or distribution of any kind whatsoever (other than shares of Bidco 1 on a "Listing" as defined in clause 12.2(c) of the Senior Credit Agreement) in respect or on account of the Investor Debt (but, for the avoidance of doubt, this clause does not preclude the capitalisation of interest) except (i) where a corresponding dividend payment has been made to Bidco 1 in accordance with clause 8.6(d) and (ii) the payment, dividend or distribution is not prohibited by the High Yield Notes Documents;

  (b)
  no Obligor will, and each Obligor will procure that none of its Subsidiaries will, create or permit to subsist any Security Interest over any asset of any Group Company or give or permit to subsist any guarantee in respect of any part of the Investor Debt;

  (c)
  Neither New Sub 1 nor the Parent will make any payment, dividend or any distribution of any kind whatsoever in respect or on account of the Vendor Loan Instrument save as provided in clauses 4.2(a) and (b) (but, for the avoidance of doubt, this clause does not preclude capitalisation of interest) of the Vendor Loan Instrument as in force at the Completion Date; and

  (d)
  Bidco 1 will not make, and New Sub 1 will not receive, any payment, dividend or distribution of any kind whatsoever in respect or on account of the Subordinated Shareholder PIK Loan (but, for the avoidance of doubt, this clause does not preclude the capitalisation of interest) except (i) where a corresponding dividend payment has been made to Bidco 1 in accordance with clause 8.6(d) and (ii) the payment, dividend or distribution is not prohibited by the High Yield Notes Documents, in each case, without the prior consent of the Mezzanine Facility Agent (prior to the Mezzanine Discharge Date), the Facility Agent (prior to the Senior Discharge Date) and the High Yield Notes Trustee (prior to the High Yield Notes Discharge Date).

14.2 Permitted payments

  Subject to no Default having occurred and continuing, Parent or Bidco 2 may pay to the Equity Investors on the Completion Date or within one month thereafter a fee of no more than €35,000,000 in total (excluding any value added tax payable thereon) payable under the terms of the Services Agreement and to the relevant persons all costs and expenses payable on or about the Completion Date.

14.3 Amendments to Investor Documents

  Neither the Parent nor any Subsidiary of the Parent will, on or before the Final Discharge Date and the Senior Discharge Date, without the prior consent of the Mezzanine Facility Agent (prior to the Mezzanine Discharge Date), the Facility Agent (prior to the Senior Discharge Date) and, except to the extent that any action would not be restricted by the High Yield Notes Documents, the High Yield Notes Trustee (prior to the High Yield Notes Discharge Date):

  (a)
  agree to or take any action which would make any principal, interest, distribution or other sum payable under any Investor Document on a date earlier or more frequently than that provided in the relevant Investor Document at the date of this deed;

  (b)
  agree to or take any action to amend any Investor Document which would result in any Obligor thereunder being subject to more onerous obligations (including financial covenants) as a whole than those existing at the date of this deed or which would conflict with any provision of this deed;

  (c)
  create or transfer rights and/or obligations under any Investor Document, unless simultaneously with that creation or transfer the relevant transferee agrees to be bound by the provisions of this deed by entering into a Creditor Accession Deed unless such transferee is already a party to this deed; or

  (d)
  amend the Vendor Loan Instrument in any manner.

15.   FUNDING BOND DEBT AND VALUE TRANSFERS

15.1 Prohibited payments, guarantees and security

  Subject to clause 8.2 (Permitted payments) and 8.6 (Value Transfers), until after the Final Discharge Date:

  (a)
  no Obligor will, and each Obligor will procure that none of its Subsidiaries will, make, and no Funding Bond Party will receive, any payment or distribution of any kind whatsoever in respect or on account of the Funding Bond Debt due to it (although for the avoidance of doubt this clause will not preclude the capitalisation of interest in accordance with the terms of the Funding Bond Documents); and

  (b)
  no Obligor will, and each Obligor will procure that none of its Subsidiaries will, create or permit to subsist, and no Funding Bond Party will receive from any Group Company, any Security Interest over any asset of any Group Company or give or permit to subsist any guarantee in respect of any part of the Funding Bond Debt other than Security Interests and guarantees in respect of Funding Bond Debt permitted under the Finance Documents, in each case, without the prior consent of the Mezzanine Facility Agent (prior to the Mezzanine Discharge Date) and the Facility Agent (prior to the Senior Discharge Date).

15.2 Permitted payments

  (a)
  In the case of the Senior Funding Bonds (if issued):

  (i)
  prior to the Priority Senior Discharge Date:

  (A)
  Bidco 2 may pay to the Senior Funding Bonds Parties at all times interest on, repay, redeem or otherwise prepay principal of or make any other payment under the Senior Funding Bonds in respect of Priority Senior Debt; and

  (B)
  the Senior Funding Bonds Parties shall apply all amounts received under the Senior Funding Bonds in respect of Priority Senior Debt in or towards payment or repayment of amounts due in respect of the Priority Senior Debt and for no other purpose;

  (ii)
  after the Priority Senior Discharge Date and before the Mezzanine Discharge Date, subject to clause 8.3 (Suspension of permitted payments), Bidco 2 may pay to the Senior Funding Bonds Parties interest on the principal amount of the Senior Funding Bonds in respect of the Deferred Senior Debt together with any other amounts payable with respect thereto (including costs, expenses, legal fees, and taxes but not, save as permitted by paragraph (iii) below or with the prior written consent of the Mezzanine Facility Agent, including any element of principal);

    (iii)
    after the Mezzanine Discharge Date:

    (A)
    Bidco 2 may pay to the Senior Funding Bonds Parties at all times interest on, repay, redeem or otherwise prepay principal of or make any other payment under the Senior Funding Bonds in respect of Deferred Senior Debt; and

    (B)
    the Senior Funding Bonds Parties shall apply all amounts received under the Senior Funding Bonds in respect of Deferred Senior Debt in or towards payment or repayment of amounts due in respect of the Deferred Senior Debt and for no other purpose;

    (iv)
    Bidco 2 may pay to the Senior Funding Bonds Parties any additional amounts (whether by way of additional interest or otherwise (but not principal) under the Senior Funding Bonds Documents) to fund payments by the Senior Funding Bonds Parties in respect of any Deferred Senior Debt (including in respect of any withholding or deduction of any amount for or on account of applicable taxes but excluding any element of principal) or to fund any payment permitted by clause 8.6 (Value Transfers);

  (b)
  Subject to clause 8.3 (Suspension of permitted payments):

  (i)
  in the case of the Mezzanine Funding Bonds (if issued), Bidco 2 may pay to the Mezzanine Funding Bonds Parties:

  (A)
  all the Mezzanine Funding Bonds Debt in accordance with clause 6.3(a) (High Yield Notes Proceeds);

  (B)
  interest on the principal amount outstanding under the Mezzanine Funding Bonds together with any other amounts payable under the Mezzanine Funding Bonds Documents (including costs, expenses, legal fees and taxes but not, save as permitted by paragraph (A) above, including any element of principal) in order to enable the Mezzanine Funding Bonds Parties to make payments permitted under clause 5.2(a) (Permitted payments) in respect of the Mezzanine Debt which fall due for payment within 10 days of receipt by the relevant Mezzanine Funding Bonds Parties and to meet expenses and costs incurred in the ordinary course of business; and

  (C)
  additional amounts (whether by way of additional interest or otherwise (but not principal) under the Mezzanine Funding Bonds Documents) to fund payments by the Mezzanine Funding Bonds Parties in respect of any Mezzanine Debt (including in respect of any withholding or deduction of any amount for or on account of applicable taxes but excluding any element of principal) or to fund any payment permitted by clause 8.6 (Value Transfers);

  (D)
  additional amounts in order to enable Debtco to make payments in accordance with clause 5.2(d) (Permitted payments);

  (ii)
  in the case of the High Yield Notes Funding Bonds, Bidco 2 may pay to the High Yield Notes Funding Bondholders:

  (A)
  interest (not principal) in an amount not exceeding the aggregate of that payable by Bidco 1 in cash on the High Yield Notes Debt in order to enable Bidco 1 to make a payment of interest in respect of any High Yield Notes and which falls due for payment within 10 days of receipt by the High Yield Notes Funding Bondholders and to meet expenses and costs incurred in the ordinary course of business;

      (B)
      additional amounts (whether by way of additional interest or otherwise (but not principal) under the High Yield Notes Funding Bonds Documents) to fund payments by the High Yield Notes Funding Bondholders in respect of any High Yield Notes Debt (including in respect of any liquidated damages payable under any registration rights agreement relating to the High Yield Notes, withholding or deduction of any amount for or on account of applicable taxes but excluding any element of principal) or to fund any other payment permitted by clause 8.6 (Value Transfers); and

      (C)
      on or after the tenth anniversary of the issue date of the High Yield Notes (or, if earlier, the Priority Senior Discharge Date), all payments (whether of principal, interest and/or other amounts) in respect of the High Yield Notes Funding Bonds Debt as they fall due.

15.3 Suspension of permitted payments

  (a)
  No payment which would be permitted under clause 8.2(a)(ii) (Permitted payments) under the Senior Funding Bonds in respect of Deferred Senior Debt may be made (or demand for payment made) without the prior consent of the Mezzanine Facility Agent:

  (i)
  after an Enforcement Date arising out of an Enforcement Action undertaken by a Mezzanine Finance Party (for so long as such Enforcement Action is continuing); or

  (ii)
  subject to clause (i) above, if a Mezzanine Default has occurred and the Facility Agent has received a corresponding Default Notice from the Mezzanine Facility Agent together with (or incorporating) a notice triggering operation of this clause, until the earliest of:

  (A)
  the date falling 90 days (in the case of a Mezzanine Payment Default) or 120 days (in the case of any other Mezzanine Default) after receipt by the Facility Agent of the relevant Default Notice;

  (B)
  the date on which the relevant Mezzanine Default has been waived or remedied or has ceased to exist; and

  (C)
  the Mezzanine Discharge Date.

  (b)
  No payment which would otherwise be permitted under clause 8.2(b)(i) (Permitted payments) in respect of the Mezzanine Funding Bonds or clause 8.6 (Value Transfers) may be made (or demand for payment made) without the prior consent of the Facility Agent:

  (i)
  after an Enforcement Date arising out of an Enforcement Action undertaken by a Senior Finance Party (for so long as such Enforcement Action is continuing); or

  (ii)
  subject to clause (i) above, if a Senior Default has occurred and Bidco 2 and the Mezzanine Facility Agent have received a corresponding Default Notice from the Facility Agent, until the earliest of:

  (A)
  the date falling 90 days (in the case of a Senior Payment Default) or 120 days (in the case of any other Senior Default) after receipt by Bidco 2 and the Mezzanine Facility Agent of the relevant Default Notice;

  (B)
  the date on which the relevant Senior Default has been waived or remedied or has ceased to exist; and

  (C)
  the Priority Senior Discharge Date.

  (c)
  No payment which would otherwise be permitted under clause 8.2(b)(ii) (Permitted payments) in respect of the High Yield Notes Funding Bonds may be made (or demand for payment made) without the prior consent of the Facility Agent:

  (i)
  if a Senior Payment Default occurs, from the date of such Senior Payment Default until the date it is waived or remedied; and

  (ii)
  if a Senior Default other than a Senior Payment Default occurs, from the date the Facility Agent serves a notice (a "Payment Blockage Notice") on Bidco 2 and Bidco 1 suspending payments under the High Yield Notes Funding Bonds until the earliest of:

  (A)
  the date falling 179 days after service of the Payment Blockage Notice;

  (B)
  the date the relevant Senior Default has been waived or remedied or has ceased to exist; and

  (C)
  the Senior Discharge Date,

      provided that a Payment Blockage Notice under this sub-clause (ii) may not be delivered:

      (1)
      unless and until (Y) at least 360 days have elapsed since delivery of the immediately prior Payment Blockage Notice and (Z) all scheduled payments of interest and additional amounts (but not principal) on the High Yield Notes Funding Bonds that have become due for payment prior to the date of the subsequent Payment Blockage Notice, if any, have been paid in full in cash;

      (2)
      in respect of circumstances which resulted in a Senior Default (other than a Senior Payment Default) which was the subject of a previous Payment Blockage Notice; and

      (3)
      in respect of a Senior Default under clause 21.1(q) (High Yield Notes Default) of the Senior Credit Agreement due to the occurrence of an event of default (howsoever described) under any High Yield Notes.

15.4 Restriction on Enforcement Action

  Prior to the Final Discharge Date, subject to clause 8.5 (Permitted Enforcement Action), no Funding Bond Party may take Enforcement Action in relation to any Funding Bond Debt without the prior consent of the Mezzanine Facility Agent (prior to the Mezzanine Discharge Date) and the Facility Agent (prior to the Senior Discharge Date) provided that if a Senior Declared Default or a Mezzanine Declared Default has occurred, the Funding Bond Parties will take any Enforcement Action in relation to the relevant Funding Bond Debt (other than in respect of the High Yield Notes Funding Bonds) which the Security Agent directs it to take.

15.5 Permitted Enforcement Action

  (a)
  Subject to clause 12.8 (Senior and Mezzanine Funding Bonds Debt), the restrictions in clause 8.4 (Restrictions on Enforcement Action) will not apply to the Senior Funding Bonds Parties and the Mezzanine Funding Bonds Parties taking Enforcement Action in respect of payments which are due but unpaid under the Senior Funding Bonds and/or the Mezzanine Funding Bonds if (and for so long as) the Senior Finance Parties and/or Mezzanine Finance Parties (as the case may be) are taking Enforcement Action in respect of the Senior Debt and/or the Mezzanine Debt in accordance with and subject to the provisions of this deed.

  (b)
  The restrictions in clause 8.4 (Restriction on Enforcement Action) will not apply to the High Yield Notes Funding Bondholders taking Enforcement Action against Bidco 2 in respect of payments which are due but unpaid under the High Yield Notes Funding Bonds if:

  (i)
  an Insolvency Event has occurred in relation to Bidco 2 (otherwise than as a result of action taken by the High Yield Notes Funding Bondholders in contravention hereof) and for so long as it is continuing; or

  (ii)
  a default has occurred under the High Yield Notes, and:

  (A)
  the High Yield Notes Funding Bondholders or the High Yield Notes Trustee has notified the Facility Agent in writing of such default; and

  (B)
  a period of not less than 179 days has passed from the date of receipt by the Facility Agent of that notice of default (a "Standstill Period"); and

  (C)
  at the end of the Standstill Period the relevant default is continuing and has not been waived.

15.6 Value Transfers

  Prior to the Final Discharge Date and thereafter only if restricted by the High Yield Notes Documents, subject to clauses 8.3(b) and (c) (Suspension of permitted payments) and except with the consent of the Facility Agent (prior to the Senior Discharge Date) and the Mezzanine Facility Agent (prior to the Mezzanine Discharge Date), no Group Company may make any payment to the Parent, any of its Subsidiaries that are not Group Companies or Bidco 1 other than:

  (a)
  payments otherwise permitted by this deed;

  (b)
  unless a Default has occurred which is continuing, payments if and only to the extent that Debtco, Parent or any Subsidiary of Parent that is not a Group Company or Bidco 1 requires the monies for one or more of the following purposes:

  (i)
  taxes, duties, similar fees payable by it in the ordinary course of business; or

  (ii)
  fees and expenses properly incurred in the ordinary course of business to auditors and legal advisers and usual operating costs and expenses; or

  (iii)
  legal fees and any filing, listing, registration or similar fees, costs and expenses incurred in connection with the issuing, listing and/or registration of any Finance Document or Funding Bond Document or High Yield Notes Documents including liquidated damages payable under any registration rights agreement relating to the High Yield Notes; or

  (iv)
  customary and reasonable remuneration of board members (jetons de présence) of the Parent, any Subsidiary of the Parent that is not a Group Company or Bidco 1; or

  (v)
  fees, costs and expenses payable under the Finance Documents, the Funding Bond Documents, the High Yield Notes Documents, the Investors Funding Agreement and the Services Agreement if permitted by clause 7.2 (Permitted payments); and

  (c)
  payments to Bidco 1 pursuant to operation of the tax consolidation groupings (intégration fiscale); and

  (d)
  unless a Default has occurred which is continuing, payment of dividends to Bidco 1 to the extent such dividends are not prohibited by the provisions of the Finance Documents, the Funding Bond Documents and the High Yield Notes Documents,

  and if the sum referred to in (b) or (d) to be paid exceeds €100,000 (or its equivalent) on any one occasion or aggregates more than €200,000 (or its equivalent) in any Financial Year (disregarding for this purpose sums to be paid (i) on or about the Completion Date in connection with Completion, or (ii) in connection with the issuance or exchange of the High Yield Notes), Bidco 2 has given not less than 10 Business Days' notice of the proposed payment in writing to the Facility Agent and, if prior to the Mezzanine Discharge Date, the Mezzanine Facility Agent provided that the aggregate of all such sums (excluding, for these purposes, sums in respect of the payment of taxes which are payable) shall not exceed €1,000,000 per annum (or its equivalent) (disregarding for this purpose sums to be paid (i) on or about the Completion Date in connection with Completion, or (ii) in connection with the issuance or exchange of the High Yield Notes), at any time without the prior consent of the Facility Agent (prior to the Senior Discharge Date) and the Mezzanine Facility Agent (prior to the Mezzanine Discharge Date). The foregoing restrictions to the amounts that may be payable under (b)(i) above shall not apply to taxes payable in Luxembourg by Debtco and the Parent provided that such taxes shall not exceed €280,000 per annum in the case of Debtco and €110,000 per annum in the case of the Parent.

15.7 Turnover

  If at any time on or before the Final Discharge Date:

  (a)
  any Funding Bond Party or Debtco, Parent, any Subsidiary of Parent that is not a Group Company or Bidco 1 receives or recovers a payment or distribution of any kind whatsoever in respect of or on account of any Funding Bond Debt or other payment from a Group Company which is not permitted by clause 8.2 (Permitted payments) or by clause 8.6 (Value Transfers) (as the case may be);

  (b)
  any Funding Bond Party receives or recovers proceeds pursuant to any Enforcement Action in respect of or on account of any Funding Bond Debt;

  (c)
  any Group Company makes any payment or distribution of any kind whatsoever in respect or on account of the purchase or other acquisition of any Funding Bond Debt; or

  (d)
  any Funding Bond Debt (other than Mezzanine Funding Bonds Debt which is discharged by issue of part of the High Yield Notes Funding Bonds) is discharged by set-off, combination of accounts or otherwise, the recipient or beneficiary of that payment, distribution, set-off or combination will promptly pay all amounts recovered and distributions received to the Security Agent for application under clause 15.1 (Application) after deducting the costs, liabilities and expenses (if any) reasonably incurred in recovering or receiving that payment or distribution and, pending that payment, will hold those amounts and distributions on trust for the Security Agent.

15.8 Amendments to Funding Bond Documents

  Neither Debtco nor the Funding Bond Parties will, on or before the Final Discharge Date, without the prior consent of the Facility Agent (prior to the Senior Discharge Date) and the Mezzanine Facility Agent (prior to the Mezzanine Discharge Date):

  (a)
  agree to or make any amendment to any terms of the Senior Funding Bonds Documents or the Mezzanine Funding Bonds Documents other than:

  (i)
  pursuant to clauses 18.1 (Senior consents) and 18.2 (Mezzanine consents); or

  (ii)
  amendments which are not materially prejudicial to the interests of the Senior Finance Parties or the Mezzanine Finance Parties;

  (b)
  in relation to the High Yield Notes Funding Bonds Documents, agree to or take any action which would:

  (i)
  make any principal, interest or other sum payable under the High Yield Notes Funding Bonds Documents on a date earlier or more frequently than that contemplated by the provisions of this deed; or

  (ii)
  otherwise amend the High Yield Notes Funding Bonds Documents in a manner which would be materially prejudicial to the interests of the Senior Finance Parties under the Senior Finance Documents.

16.   PECS DEBT

16.1 Prohibited payments, guarantees and security

  Until after the Final Discharge Date and, except to the extent that such payments, guarantees and security would not be restricted by the High Yield Notes Documents, the High Yield Notes Discharge Date:

  (a)
  Debtco will not, Parent will not, and Parent will procure that none of its Subsidiaries will, make, and neither Gibco, Frenchco, Parent or any Subsidiary of Parent that is not a Group Company, will receive, any payment, dividend or distribution of any kind whatsoever in respect or on account of the PECS Debt, including any conversion of Debtco PECS or any yield on Debtco PECS into shares of Debtco; and

  (b)
  No Obligor will, and each Obligor will procure that none of its Subsidiaries will, create or permit to subsist and neither the Parent or any Subsidiary of Parent that is not a Group Company will receive from Debtco or any Group Company, any Security Interest over any asset of Debtco or any Group Company or give or permit to subsist any guarantee in respect of any part of the PECS Debt, in each case, without the prior consent of the Mezzanine Facility Agent (prior to the Mezzanine Discharge Date), the Facility Agent (prior to the Senior Discharge Date) and the High Yield Notes Trustee (prior to the High Yield Notes Discharge Date).

  Notwithstanding anything to the contrary, this clause 9.1 shall not prohibit or otherwise restrict the following transactions:

    (i)
    if High Yield Notes are issued after the Completion Date, Debtco PECS may be redeemed by Debtco distributing to New Sub 1 all or a portion of the Mezzanine Funding Bonds;

    (ii)
    PECS other than the Debtco PECS may be converted into shares of the issuer of those PECS in accordance with the provisions of the relevant PECS Instrument;

    (iii)
    capitalisation (not payment) of interest in respect of the PECS by way of cash accrual on the PECS; and

    (iv)
    distribution of shares of Bidco 1 on a «Listing» as defined in clause 12.2(c) of the Senior Credit Agreement;

    (v)
    New Sub 1 PECS may be transferred by Gibco or Frenchco to New Sub 1 in consideration for shares in New Sub 1.

  Notwithstanding anything to the contrary contained in this deed, the Parent and each of its Subsidiaries which are not Group Companies shall be permitted to make any payments, dividends and other distributions to any Equity Investor, any holder of PECS Debt and any other person to the extent funded out of cash or other property which (i) is not required to be applied to repay the Senior Debt or the Mezzanine Debt pursuant to the Finance Documents and (ii) was not received by Parent or such Subsidiary in contravention of this deed.

16.2 Restrictions on Enforcement Action

  Until after the Final Discharge Date and the High Yield Notes Discharge Date, neither Gibco, Frenchco, Parent or any Subsidiary of Parent may take Enforcement Action in relation to any PECS Debt without the prior consent of the Mezzanine Facility Agent (prior to the Mezzanine Discharge Date), the Facility Agent (prior to the Senior Discharge Date) and the High Yield Notes Trustee (prior to the High Yield Notes Discharge Date).

16.3 Turnover

  If at any time on or before the Final Discharge Date and the High Yield Notes Discharge Date:

  (a)
  Gibco, Frenchco, Parent or any Subsidiary of Parent receives or recovers a payment or distribution of any kind whatsoever in respect or on account of any PECS Debt;

  (b)
  Gibco, Frenchco, Parent or any Subsidiary of Parent receives or recovers proceeds pursuant to any Enforcement Action in respect or on account of any PECS Debt;

  (c)
  Debtco, Parent or any Subsidiary of Parent makes any payment or distribution of any kind whatsoever in respect or on account of the purchase or other acquisition of any PECS Debt; or

  (d)
  any PECS Debt is discharged by set-off, combination of accounts or otherwise,

  the recipient or beneficiary of that payment, distribution, set-off or combination will promptly pay all amounts and distributions received to the Security Agent for application under clause 15.1 (Application) after deducting the costs, liabilities and expenses (if any) reasonably incurred in recovering or receiving that payment or distribution and, pending that payment, will hold those amounts and distributions on trust for the Security Agent.

  For the avoidance of doubt, clauses 9.3(a), (c) or (d) shall not apply to the transactions referred to in clauses 9.1(i) to (v) inclusive.

16.4 Amendments to PECS Documents

  Neither Gibco, Frenchco, Parent or any Subsidiary of Parent will, on or before the Final Discharge Date and the Senior Discharge Date, without the prior consent of the Mezzanine Facility Agent (prior to the Mezzanine Discharge Date), the Facility Agent (prior to the Senior Discharge Date) and, except to the extent that any action would not be restricted by the High Yield Notes Documents, the High Yield Notes Trustee (prior to the High Yield Notes Discharge Date):

  (a)
  agree to or take any action which would make any principal, interest, distribution or other sum payable under any PECS Instrument on a date earlier or more frequently than that provided in the relevant PECS Instrument at the date of this deed;

  (b)
  agree to or take any action to amend any PECS Instrument which would result in the issuer of any PECS Debt being subject to more onerous obligations (including financial covenants) as a whole than those existing at the date of this deed or which would conflict with any provision of this deed; or

  (c)
  create or transfer rights and/or obligations under any PECS Instrument, unless simultaneously with that creation or transfer the relevant beneficiary or transferee agrees to be bound by the provisions of this deed by entering into a Creditor Accession Deed unless that party is already a party to this deed.

17.   INTRA-GROUP DEBT

17.1 Prohibited payments, guarantees and security

  Subject to clause 10.2 (Permitted payments), until after the Final Discharge Date:

  (a)
  no Obligor will, and each Obligor will procure that none of its Subsidiaries will, make, and no Intra-Group Creditor will receive, any payment or distribution of any kind whatsoever in respect or on account of the Intra-Group Debt; and

  (b)
  no Obligor will, and each Obligor will procure that none of its Subsidiaries will, create or permit to subsist, and no Intra-Group Creditor will receive from any Group Company, any Security Interest over any asset of any Group Company or give or permit to subsist any guarantee in respect of any part of the Intra-Group, in each case without the prior consent of the Mezzanine Facility Agent (prior to the Mezzanine Discharge Date) and the Facility Agent (prior to the Senior Discharge Date).

17.2 Permitted payments

  Subject to clause 10.3 (Suspension of permitted payments), a Group Company may pay interest on, repay or prepay principal of or make any other payment due in respect of any Intra-Group Debt and an Intra-Group Creditor may receive any such sum.

17.3 Suspension of permitted payments

  No payment which would otherwise be permitted under clause 10.2 (Permitted payments) may be made (or demand for payment made) if a Default has occurred and Bidco 2 has received from the Facility Agent (prior to the Priority Senior Discharge Date) or the Mezzanine Facility Agent (after the Priority Senior Discharge Date but before the Mezzanine Discharge Date) or the Facility Agent (after the Mezzanine Discharge Date but before the Deferred Senior Discharge Date) a notice in writing specifying that payments of Intra-Group Debt are suspended, until the earliest of:

  (a)
  the date on which Bidco 2 has received notice in writing from the relevant Agent that payment of all or part of the Intra-Group Debt is no longer suspended;

  (b)
  the date on which the relevant Default has been waived or redeemed or has ceased to exist; and

  (c)
  the Final Discharge Date.

17.4 Restriction on Enforcement Action

  Prior to the Final Discharge Date, no Intra-Group Creditor may take Enforcement Action in relation to any Intra-Group Debt without the prior consent of the Facility Agent (prior to the Priority Senior Discharge Date) or the Mezzanine Facility Agent (after the Priority Senior Discharge Date but before the Mezzanine Discharge Date) or the Facility Agent (after the Mezzanine Discharge Date but before the Deferred Senior Discharge Date) provided that if a Senior Declared Default or a Mezzanine Declared Default has occurred, each Intra-Group Creditor will take any Enforcement Action in relation to the Intra-Group Debt which the Security Agent directs it to take.

17.5 Turnover

  If at any time on or before the Final Discharge Date:

  (a)
  any Intra-Group Creditor receives or recovers a payment or distribution of any kind whatsoever in respect of or on account of any Intra-Group Debt which is not permitted by clause 10.2 (Permitted payments);

  (b)
  any Intra-Group Creditor receives or recovers proceeds pursuant to any Enforcement Action;

  (c)
  any Group Company makes any payment or distribution of any kind whatsoever in respect or on account of the purchase or other acquisition of any Intra-Group Debt; or

  (d)
  any Intra-Group Debt is discharged by set-off, combination of accounts or otherwise,

  the recipient or beneficiary of that payment, distribution, set-off or combination will promptly pay all amounts received and distributions received to the Security Agent for application under clause 15.1 (Application) after deducting the costs, liabilities and expenses (if any) reasonably incurred in recovering or receiving that payment or distribution and, pending that payment, will hold those amounts and distributions on trust for the Security Agent.

18.   PRIORITY OF SECURITY AND GUARANTEES

18.1 Senior Debt, Mezzanine Debt, Senior Funding Bonds Debt and Mezzanine Funding Bonds Debt

  (a)
  All security and guarantees conferred on the Finance Parties by the Finance Documents or on the Funding Bondholders under the Senior Funding Bonds Documents or the Mezzanine Funding Bonds Documents will for all purposes and at all times:

  (i)
  secure and guarantee the Priority Senior Debt in priority to the Mezzanine Debt, and the Mezzanine Debt in priority to the Deferred Senior Debt; and

  (ii)
  (in the case of security) rank as security for the Priority Senior Debt in priority to the security for the Mezzanine Debt, and as security for the Mezzanine Debt in priority to the security for the Deferred Senior Debt, regardless (in each case) of the date or order of registration or execution of the relevant Security Document.

  (b)
  All security and guarantees conferred on the Senior Funding Bonds Parties and the Mezzanine Funding Bonds Parties by the relevant Funding Bond Documents will for all purposes and at all times:

  (i)
  secure and guarantee the Senior Funding Bonds Debt (in respect of the Priority Senior Debt) in priority to the Mezzanine Funding Bonds Debt (in respect of the Mezzanine Debt), and the Mezzanine Funding Bonds Debt (in respect of the Mezzanine Debt) in priority to the Senior Funding Bonds Debt (in respect of the Deferred Senior Debt); and

  (ii)
  (in the case of security) rank as security for the Senior Funding Bonds Debt (in respect of the Priority Senior Debt) in priority to the security for the Mezzanine Funding Bonds Debt (in respect of the Mezzanine Debt), and rank as security for the Mezzanine Funding Bonds Debt (in respect of the Mezzanine Debt) in priority to the security for the Senior Funding Bonds Debt (in respect of to the Deferred Senior Debt) regardless (in each case) of the date or order of registration or execution of the relevant documents conferring such security.

18.2 Hedging Liabilities

  The security constituted by the Security Documents shall secure the Hedging Liabilities and the Priority Senior Debt on a pari passu basis.

19.   ENFORCEMENT OF SECURITY

19.1 Enforcement on or before Priority Senior Discharge Date

  Until after the Priority Senior Discharge Date, the Security Agent shall take Enforcement Action in relation to the Security Documents in accordance with the instructions of the Facility Agent which shall override any conflicting instructions given by or on behalf of the Mezzanine Facility Agent, provided that where:

  (a)
  under clauses 5.5(a), (c) and (d) (Permitted Enforcement Action) the Mezzanine Finance Parties are permitted to take Enforcement Action unless, where clause 5.5(d) is concerned, the Senior Finance Parties have taken Enforcement Action in respect of a material part of the security conferred by the Security Documents; or

  (b)
  under clause 5.5(f) (Permitted Enforcement Action) the Mezzanine Finance Parties are permitted to take equivalent Enforcement Action in respect of Debtco to that being taken by the Senior Lenders,

  the Security Agent shall act in accordance with the instructions of the Mezzanine Facility Agent in relation to the Security Documents provided further that in relation to clause (b) above such instructions do not conflict with the instructions of the Facility Agent or any action taken by the Security Agent pursuant to this clause 12 (Enforcement of Security).

19.2 Enforcement after Priority Senior Discharge Date

  After the Priority Senior Discharge Date but until the Mezzanine Discharge Date, the Security Agent shall act in relation to the Security Documents in accordance with the instructions of the Mezzanine Facility Agent.

19.3 Enforcement after Mezzanine Discharge Date

  After the Mezzanine Discharge Date but until the Deferred Senior Discharge Date, the Security Agent shall act in relation to the Security Documents in accordance with the instructions of the Facility Agent.

19.4 Exemption

  No Senior Finance Parties shall be responsible to the Mezzanine Finance Parties, the High Yield Notes Trustee or the Funding Bond Parties, and no Mezzanine Finance Party shall be responsible to the High Yield Notes Trustee or the Funding Bond Parties (as the case may be), for any instructions given or not given to the Security Agent in relation to the Security Documents, provided in each case they act in good faith.

19.5 Authority of Security Agent

  (a)
  If in connection with any Enforcement Action:

  (i)
  the Security Agent sells or otherwise disposes of (or proposes to sell or otherwise dispose of) any asset under any Security Document; or

  (ii)
  the Principal Borrower or a Group Company sells or otherwise disposes of (or proposes to sell or otherwise dispose of) any asset at the request of the Security Agent,

    the Security Agent is hereby authorised by each Creditor (other than in respect of the High Yield Notes Funding Bonds) and Intra-Group Creditor:

      (A)
      to release in any manner whatsoever any Security Interest created by the Security Documents and Funding Bond Documents over the relevant asset; and

      (B)
      (in the case of the sale of a Guarantor or Borrower) to release in any manner whatsoever the relevant Obligor or Group Company from all past, present and future liabilities (both actual and contingent) and/or the obligations in its capacity as a guarantor or borrower of the whole or any part of the Debt and (in the case of the sale of any asset subject to a Security Document) to release any Security Interest granted by any Group Company over the relevant asset under any Security Document or Funding Bond Document or otherwise.

  (b)
  Each Creditor and Intra-Group Creditor hereby undertakes in favour of the Security Agent to execute any releases or other documents and take any action which the Security Agent may reasonably require in order to give effect to the provisions of clause 12.5(a).

  (c)
  The release of any Group Company as contemplated in clause 12.5(a) will not affect or otherwise reduce the obligations and/or liabilities of any other Group Company to the Creditors or Intra-Group Creditors.

19.6 Authority of Security Agent on repayment of the Mezzanine Funding Bonds Debt and the Mezzanine Debt

  (a)
  In connection with the repayment in full of the Mezzanine Debt and the Mezzanine Funding Bonds Debt in accordance with the provisions of clause 6.3 (High Yield Notes Proceeds), the Security Agent is hereby authorised by each of the Mezzanine Finance Parties and the Mezzanine Funding Bonds Parties to:

  (i)
  release and discharge in full the Security Interests created by the Mezzanine Security Documents and the Mezzanine Funding Bonds Documents; and

  (ii)
  release and discharge in full the obligations of the relevant Obligor and Group Companies under the Mezzanine Guarantees and guarantees under the Mezzanine Funding Bonds Documents.

  (b)
  The Mezzanine Finance Parties and the Mezzanine Funding Bonds Parties hereby undertake in favour of the Security Agent to execute such releases or other documents or take such action as the Security Agent may reasonably require in order to given effect to the provisions of clause 12.6(a).

19.7 Intra-Group Debt

  In connection with any Enforcement Action taken or to be taken by the Security Agent, each Intra-Group Creditor shall only take such Enforcement Action in relation to the Intra-Group Debt as it is directed by the Security Agent to take and, if so required by the Security Agent, shall (to the extent it is able) amend, waive or release the Intra-Group Debt owed to it by other Group Companies and/or terms applicable to it in such manner and to such extent as the Security Agent may direct.

19.8 Senior and Mezzanine Funding Bonds Debt

  In connection with any Enforcement Action taken or to be taken by the Security Agent, the Senior Funding Bonds Parties and the Mezzanine Funding Bonds Parties shall only take such Enforcement Action in relation to the Senior Funding Bonds Debt and/or the Mezzanine Funding Bonds Debt as they are directed by the Security Agent to take and, if so required by the Security Agent in connection with any Enforcement Action referred to in part (a)(iii) of the definition thereof in relation to the Security Documents, shall (to the extent it is able) release the Senior Funding Bonds Debt and the Mezzanine Funding Bonds Debt owed to it by any Group Company disposed of pursuant to such Enforcement Action in such manner and to such extent as the Security Agent may direct.

20.   OPTION TO PURCHASE

20.1 Purchase option

  If a Senior Declared Default has occurred and the Senior Finance Parties have instigated any formal steps to enforce any guarantees and security granted under any of the Senior Finance Documents, the Mezzanine Facility Agent may, on giving no less than ten Business Days' notice to the Facility Agent at the expense of the Mezzanine Lenders (but subject to first having obtained all necessary approvals from the Mezzanine Lenders) purchase or procure the purchase by a person nominated by the Mezzanine Lenders of all (but not part only) of the rights and obligations of the Senior Finance Parties under the Senior Finance Documents by way of transfers under clause 28.2 (Assignments and transfers by Lenders) of the Senior Credit Agreement.

20.2 Terms of purchase

  Any such purchase shall take effect on the following terms:

  (a)
  payment in full in cash of an amount equal to the Senior Debt outstanding as at the date that amount is to be paid;

  (b)
  payment in full in cash of the amount which each Senior Finance Party certifies to be necessary to compensate it for any loss on account of funds borrowed, contracted for or utilised to fund any amount included in the Senior Debt resulting from the receipt of that payment otherwise than on the last day of an Interest Period in relation thereto;

  (c)
  after the transfer, no Senior Finance Party will be under any actual or contingent liability to any Obligor or any other person under this deed or any Senior Finance Document for which it is not holding cash collateral in an amount and established on terms reasonably satisfactory to it;

  (d)
  an indemnity is provided from each Mezzanine Lender (or from another third party acceptable to all Senior Finance Parties) in a form satisfactory to each Senior Finance Party in respect of all losses which may be sustained or incurred by any Senior Finance Party in consequence of any sum received or recovered by any Senior Finance Party from any Obligor or any Mezzanine Lender or other person being required (or it being alleged that it is required) to be paid back by or clawed back from any Senior Finance Party for any reason whatsoever, provided that where it is demonstrated to the reasonable satisfaction of the Facility Agent that those losses could not have been recovered in full by the relevant Senior Finance Party under the Senior Finance Documents had that transfer not been made, that indemnity shall not extend to the shortfall; and

  (e)
  the relevant transfer shall be without recourse to, or warranty from, the Senior Finance Parties, except that each Senior Finance Party shall be deemed to have warranted on the date of that transfer that:

  (i)
  it is the owner of the beneficial interest, free from all Security Interests and third party interests (other than any arising under the Senior Finance Documents or by operation of law) in all rights and interests under the Senior Finance Documents purporting to be transferred by it by that transfer;

  (ii)
  it has the corporate power to effect that transfer; and

  (iii)
  it has taken all necessary action to authorise the making by it of that transfer.

21.   SUBORDINATION ON INSOLVENCY

21.1 Subordination

  Upon the occurrence of an Insolvency Event in relation to an Obligor, the claims against that Obligor:

  (a)
  in respect of Mezzanine Debt and/or Mezzanine Funding Bonds Debt (in respect of the Mezzanine Debt) will be subordinate in right of payment to the claims against that Obligor in respect of Priority Senior Debt and/or Senior Funding Bonds Debt (in respect of the Priority Senior Debt);

  (b)
  in respect of Deferred Senior Debt and/or Senior Funding Bonds Debt (in respect of the Deferred Senior Debt) will be subordinate in right of payment to the claims against that Obligor in respect of Priority Senior Debt, Senior Funding Bonds Debt (in respect of the Priority Senior Debt), Mezzanine Debt and the Mezzanine Funding Bonds Debt (in respect of the Mezzanine Debt);

  (c)
  in respect of High Yield Notes Funding Bond Debt will be subordinate in right of payment to the claims against Bidco 2 in respect of Senior Debt and/or Senior Funding Bonds Debt; and

  (d)
  in respect of Investor Debt, PECS Debt and Intra-Group Debt will be subordinate in right of payment to the claims against that Obligor in respect of Senior Debt, Senior Funding Bonds Debt, Mezzanine Debt, Mezzanine Funding Bonds Debt and the High Yield Notes Funding Bonds Debt;

21.2 Exercise of rights

  (a)
  Until the Final Discharge Date, upon the occurrence of an Insolvency Event in relation to an Obligor, the Security Agent is irrevocably authorised by the Mezzanine Finance Parties (if on or before the Priority Senior Discharge Date), the other Creditors and by the Intra-Group Creditors on their behalf to:

  (i)
  demand, claim, enforce and prove for;

  (ii)
  file claims and proofs, give receipts and take all proceedings and do all things which the Security Agent considers reasonably necessary to recover; and

  (iii)
  receive distributions of any kind whatsoever in respect or on account of,

    the Mezzanine Debt, the Funding Bond Debt, the PECS Debt and/or the Intra-Group Debt due from that Obligor.

  (b)
  If, for any reason whatsoever, the Security Agent is not entitled to take any such action for the recovery of any such Debt, the Mezzanine Finance Parties, the other Creditors and the Intra-Group Creditors (as the case may be) undertake to take any action and give any notices which the Security Agent reasonably requires from time to time.

21.3 Voting

  (a)
  Upon the occurrence of an Insolvency Event in relation to an Obligor, the Security Agent may and is irrevocably authorised by the Mezzanine Finance Parties (if on or before the Priority Senior Discharge Date) and by the Senior Finance Parties (if after the Priority Senior Discharge Date but prior to the Deferred Senior Discharge Date), the other Creditors (other than with respect to the High Yield Notes Funding Bonds) and the Intra-Group Creditors on their behalf to exercise all powers of convening meetings, voting and representation in respect of:

  (i)
  the Funding Bond Debt;

  (ii)
  the Mezzanine Debt (except for meetings of the Mezzanine Finance Parties under the Mezzanine Loan Agreement);

  (iii)
  the Deferred Senior Debt (except for meetings of the Senior Finance Parties under the Senior Credit Agreement);

  (iv)
  the PECS Debt; and

  (v)
  the Intra-Group Debt,

    and each Mezzanine Finance Party, other Creditor and each applicable Intra-Group Creditor will provide all forms of proxy and of representation requested by the Security Agent for that purpose.

  (b)
  If, for any reason whatsoever, the Security Agent is not entitled to take any such action or exercise any such powers, the Mezzanine Finance Parties, the other Creditors and the Intra-Group Creditors (as the case may be) undertake to take any action and exercise any powers which the Security Agent reasonably requires from time to time (other than with respect to the High Yield Notes Funding Bonds).

  (c)
  Nothing in this clause 14.3 will entitle the Security Agent to exercise or require the Mezzanine Finance Parties and/or the other Creditors (as the case may be) to exercise these powers in order to waive or amend any of the provisions of the Mezzanine Finance Documents or Investor Documents or the Funding Bond Documents or the PECS Instruments or waive, reduce, discharge, or extend the due date for payment of or reschedule any of the Mezzanine Debt or the Funding Bond Debt or the PECS Debt or the Investor Debt.

21.4 Distributions

  Upon the occurrence of an Insolvency Event in relation to an Obligor, the trustee in bankruptcy, liquidator, assignee or other person distributing the assets of that Obligor or their proceeds shall be directed by the Mezzanine Finance Parties, the other Creditors and the Intra-Group Creditors (as the case may be) to pay distributions of any kind in relation to the Mezzanine Debt, the Funding Bond Debt, the PECS Debt, the Investor Debt and the Intra-Group Debt respectively direct to the Security Agent until the Senior Debt and the Mezzanine Debt are paid in full.

22.   APPLICATION OF RECOVERIES

22.1 Application

  Notwithstanding any provisions of this deed that may be construed to the contrary, all proceeds of enforcement of the security conferred by the Security Documents, all recoveries by the Security Agent under guarantees of the Debt and all amounts paid to the Security Agent under this deed (whether under the turnover provisions or otherwise) shall be applied in the following order:

  (a)
  first, to any unpaid fees of the Arrangers;

  (b)
  second, in payment of unpaid fees, costs and expenses (including interest on those unpaid fees, costs and expenses recoverable under the Security Documents) incurred by or on behalf of the Security Agent (and any receiver, adviser or agent appointed by it) and the remuneration of the Security Agent and its advisers and agents under the Security Documents;

  (c)
  third, (unless the Priority Senior Discharge Date has occurred) in payment of unpaid costs and expenses incurred by or on behalf of the Senior Finance Parties and the Senior Funding Bondholders in connection with enforcement of the Security Documents;

  (d)
  fourth, in payment to the Senior Funding Bondholders for application towards unpaid and outstanding Senior Funding Bonds Debt and to the Facility Agent for application towards unpaid and outstanding Priority Senior Debt (including amounts due to the Facility Agent) and the Hedging Liabilities;

  (e)
  fifth, in payment of unpaid costs and expenses incurred by or on behalf of the Mezzanine Finance Parties and the Mezzanine Funding Bondholders in connection with enforcement of the Security Documents;

  (f)
  sixth, in payment to Mezzanine Funding Bondholders for application towards unpaid and outstanding Mezzanine Funding Bonds Debt and to the Mezzanine Facility Agent for application towards unpaid and outstanding Mezzanine Debt (including amounts due to the Mezzanine Facility Agent);

  (g)
  seventh, in payment to the Facility Agent for application towards outstanding Deferred Senior Debt; and

  (h)
  eighth, in payment of the surplus (if any) to the Principal Borrower or other person entitled to it (including any other Obligors as the case may be),

  and pending that application shall be held on trust by the Security Agent for the beneficiaries entitled to it.

22.2 Appropriations

  Each Senior Finance Party (until after the Senior Discharge Date) and each Mezzanine Finance Party (until after the Mezzanine Discharge Date) may (subject in each case to the provisions of this deed and the other Finance Documents):

  (a)
  apply any moneys received under this deed to any item of account or liability in respect of the Senior Debt and the Mezzanine Debt (as the case may be) in any order or manner which it may determine; and

  (b)
  hold any moneys received under this deed in a suspense account (bearing interest at a market rate usual for accounts of that type) unless and until those moneys are sufficient in aggregate in order to bring about the Senior Discharge Date or the Mezzanine Discharge Date (as the case may be).

22.3 Report recoveries

  Nothing in this deed shall prevent any party to this deed making claims for costs or damages in relation to the Reports provided that:

  (a)
  before any party to this deed takes such action, it will notify and (except in the case of the Senior Finance Parties) consult with the other parties to this deed to whom the relevant Report is addressed on the nature of the action to be taken; and

  (b)
  if any Priority Senior Debt remains outstanding and any party to this deed (other than a Senior Finance Party) receives any moneys as a result of making any claim for costs or damages in relation to any Report, the recipient shall pay an amount equal to the amount of such moneys (less the costs and expenses incurred in making such claim) to Bidco 2 by way of a loan which shall form part of the liabilities (if any) owing to that party and, as such, shall rank pari passu with the other Debt (if any) due to such party in accordance with the provisions of this deed and otherwise be subject to the provisions of this deed governing that Debt. Upon receipt by Bidco 2 of such moneys, they shall be applied in accordance with (i) (if Senior Funding Bonds Debt is outstanding) clause 9.5 (Report Claims) of the Senior Funding Bonds and upon receipt by Debtco shall be applied in accordance with clause 12.6 (Report Claims) of the Senior Credit Agreement, or (ii) (if there is no Senior Funding Bonds Debt outstanding) clause 12.6 (Report Claims) of the Senior Credit Agreement; and

  (c)
  if (after the Priority Senior Discharge Date) any Mezzanine Debt remains outstanding and any party to this deed (other than a Mezzanine Finance Party) receives any moneys as a result of making any claim for costs or damages in relation to any Report, the recipient shall pay an amount equal to the amount of such moneys (less the costs and expenses incurred in making such claim) to Bidco 2 by way of a loan which shall form part of the liabilities (if any) owing to that party and, as such, shall rank pari passu with the other Debt (if any) due to such party in accordance with the provisions of this deed and otherwise be subject to the provisions of this deed governing that Debt. Upon receipt by Bidco 2 of such moneys, they shall be applied in accordance with clause 9.5 (Report Claims) of the Mezzanine Funding Bonds and upon receipt by Debtco shall be applied in accordance with clause 10.6 (Report Claims) of the Mezzanine Loan Agreement; and

  (d)
  if (after the Mezzanine Discharge Date) any Deferred Senior Debt remains outstanding and any party to this deed (other than a Senior Finance Party) receives any moneys as a result of making any claim for costs or damages in relation to any Report, the recipient shall pay an amount equal to the amount of such moneys (less the costs and expenses incurred in making such claim) to Bidco 2 by way of a loan which shall form part of the liabilities (if any) owing to that party and, as such, shall rank pari passu with the other Debt (if any) due to such party in accordance with the provisions of this deed and otherwise be subject to the provisions of this deed governing that Debt. Upon receipt by Bidco 2 of such moneys, they shall be applied in accordance with (i) (if Senior Funding Bonds Debt is outstanding) clause 9.5 (Report Claims) of the Senior Funding Bonds and upon receipt by Debtco shall be applied in accordance with 12.6 (Report Claims) of the Senior Credit Agreement, or (ii) (if no Senior Funding Bonds Debt is outstanding) clause 12.6 (Report Claims) of the Senior Credit Agreement; and

  (e)
  any moneys received by a Group Company as a result of a claim made in respect of any Report, shall be applied in accordance with clause 12.6 (Report Claims) of the Senior Credit Agreement (prior to the Priority Senior Discharge Date), clause 10.6 (Report Claims) of the Mezzanine Loan Agreement (after the Priority Senior Discharge Date but before the Mezzanine Discharge Date) and clause 12.6 (Report Claims) of the Senior Credit Agreement (after the Mezzanine Discharge Date but before the Deferred Senior Discharge Date) (and in each case the corresponding provisions of the Senior Funding Bonds and the Mezzanine Funding Bonds) provided that in any such case following acceleration of the Senior Debt and/or the Senior Funding Bonds Debt any such monies shall be paid upon receipt to the Security Agent to be held on trust and be applied in accordance with the provisions of clause 15.1 (Application).

23.   PROTECTION OF SUBORDINATION

23.1 Continuing subordination

  The subordination provisions in this deed constitute a continuing subordination and benefit to the ultimate balance of the Senior Debt, the Senior Funding Bonds Debt, the Mezzanine Debt and the Mezzanine Funding Bonds Debt (in respect of the Mezzanine Debt) respectively regardless of any intermediate payment or discharge of the Senior Debt, the Senior Funding Bonds Debt, the Mezzanine Debt or the Mezzanine Funding Bonds Debt (in respect of the Mezzanine Debt) (as the case may be) in whole or in part.

23.2 Waiver of defence

  The subordination and priority provisions in this deed will not be affected by any act, omission or circumstance which (but for this provision) may operate to release or otherwise exonerate the Mezzanine Finance Parties, the other Creditors the Intra-Group Creditors and/or the Obligors from their obligations under this deed or otherwise affect those subordination and priority provisions, including:

  (a)
  any time or indulgence granted to or composition with any Obligor or any other person;

  (b)
  the taking, amendment, compromise, renewal or release of or refusal to enforce any rights, remedies or securities against or granted by any Obligor or other Group Company or any other person;

  (c)
  any legal limitation, disability, incapacity or other circumstance relating to any Obligor or any other person or any amendment to the terms of this deed or any other document or security (including the Finance Documents, the Funding Bond Documents, the PECS Instruments and the Investor Documents); or

  (d)
  any fluctuation in or partial repayment or prepayment of the Senior Debt, the Senior Funding Bonds Debt, the Mezzanine Debt or the Mezzanine Funding Bonds Debt.

24.   STATUS OF OBLIGORS

24.1 Obligors' role

  Each Obligor and Intra-Group Creditor is party to this deed in order to acknowledge the priorities, rights and obligations set out in this deed and undertakes not to take or agree to take any action which may in any way prejudice or affect the enforcement of the provisions of this deed or do anything which would be inconsistent with any provision of this deed.

24.2 No rights

  Except as set out in this deed, no Obligor or Intra-Group Creditor shall have any rights under this deed and none of the undertakings in this deed on the part of the Senior Finance Parties or the Mezzanine Finance Parties are given (or deemed to be given) to or for the benefit of any Obligor or Intra-Group Creditor.

25.   CONSENTS AND WAIVERS

25.1 Senior consents

  If a Senior Finance Party or the Majority Senior Creditors (as the case may be) agree to any amendment to, give a consent or waive a right under or in relation to any Senior Finance Document in circumstances where a corresponding amendment, consent or waiver is required under or in relation to the provisions of the relevant Senior Funding Bond Document or any Investor Document, then, except where the relevant Finance Party has exercised its rights under clause 3.1(b) of the Fiduciary Agreement, that amendment, consent or waiver, if given under the relevant Senior Finance Document, shall automatically operate as an amendment, consent or waiver (as the case may be) given under the relevant Senior Funding Bond Document and/or relevant Investor Document.

25.2 Mezzanine consents

  If a Mezzanine Finance Party or the Majority Mezzanine Lenders (as the case may be) agree to any amendment to, give a consent or waive a right under or in relation to any Mezzanine Finance Document in circumstances where a corresponding amendment, consent or waiver is required under or in relation to the provisions of the relevant Mezzanine Funding Bond Document or any Investor Document, except where the relevant Finance Party has exercised its rights under clause 3.1(b) of the Fiduciary Agreement, that amendment, consent or waiver, if given under the relevant Mezzanine Finance Document, shall automatically operate as an amendment, consent or waiver (as the case may be) given under the relevant Mezzanine Funding Bond Document and/or relevant Investor Document.

25.3 Senior and Mezzanine Funding Bonds Documents

  Debtco shall notify the Facility Agent and the Mezzanine Facility Agent whenever it receives any request for any waiver, consent or amendment under the Senior Funding Bonds Documents and/or the Mezzanine Funding Bonds Documents. No waiver, consent or amendment shall be given or made under the Funding Bonds unless the same waiver, consent or amendment is given or made under the Senior Credit Agreement and/or the Mezzanine Loan Agreement. Debtco may not exercise any of its rights, powers and discretions other than of a purely mechanical or operational nature arising under or in connection with the Senior Funding Bonds Documents or the Mezzanine Funding Bonds Documents (including agreeing any waivers, consents or amendments) without the prior written consent of the Facility Agent or the Mezzanine Facility Agent, respectively.

26.   REPRESENTATIONS AND WARRANTIES

  Each party to this deed represents and warrants to and for the benefit of each of the other parties to this deed that it:

  (a)
  is duly established and (if a company) duly incorporated and validly existing with limited liability under the laws of the place of its incorporation and has the power to own its assets and carry on its business;

  (b)
  has the power and capacity to enter into and comply with its obligations under this deed; and

  (c)
  has taken all necessary action:

  (i)
  to authorise the entry into and compliance with its obligations under this deed;

  (ii)
  to ensure that its obligations under this deed are valid, legally binding and enforceable in accordance with their terms (subject to reservations in legal opinions delivered in connection with the Finance Documents); and

  (iii)
  to make this deed admissible in evidence in the courts of England and, where such party is incorporated or organised elsewhere, in the jurisdiction in which it is incorporated or organised (and where incorporated or organised in France, subject to translation and timbre de dimension in France).

27.   INFORMATION AND CO-OPERATION

27.1 Defaults

  Upon the Facility Agent or the Mezzanine Facility Agent becoming aware of the occurrence of a Default, that Agent may (and will if instructed to do so by the Majority Senior Creditors or the Majority Mezzanine Lenders (as the case may be)) notify the other Agent and any other party to this deed in writing of that Default (a "Default Notice").

27.2 Waiver of Defaults

  Upon the waiver or remedy of a Default in accordance with the Finance Documents, the Facility Agent or the Mezzanine Facility Agent (as the case may be) will (if having previously issued a Default Notice in respect of such Default) promptly notify the other in writing of that waiver or remedy and shall deliver a copy thereof to Bidco 2.

27.3 Other Information

  The Parent (on behalf of itself and each other Group Company) authorises each Creditor to disclose to each other Creditor all information relating to the Parent and its Subsidiaries coming into the possession of that Creditor in connection with any Finance Document, Funding Bond Document, PECS Instrument or Investor Document (including the respective amounts of Debt outstanding from time to time).

27.4 Co-operation

  Each party to this deed undertakes to use all reasonable endeavours to ensure that any and all Security Interests now or in the future held or obtained from any Group Company in relation to the Senior Debt, the Mezzanine Debt or the Funding Bond Debt shall be constituted by the Security Documents and held by the Security Agent, in its own name or as agent, for the joint benefit of the Senior Finance Parties and the Mezzanine Finance Parties in accordance with their respective priority entitlements set out in this deed. If for any reason it is not possible for any such Security Interests to be held by the Security Agent in that way, the parties shall procure that any alternative holder of security shall, as a condition precedent to its accepting any such Security Interest, adhere to this deed by accepting obligations mutatis mutandis identical in all material respects to those incumbent on the Security Agent under this deed.

27.5 Consultation

  The Agents shall, so far as practicable in the circumstances, consult with each other:

  (a)
  before taking any formal steps to exercise any remedy against Debtco or any Group Company or take other Enforcement Action; and

  (b)
  generally with regard to significant matters affecting the rights of the parties as regulated by this deed,

  but nothing in this clause 20.5 or elsewhere in this deed will invalidate or otherwise affect any action or step taken without any such consultation.

27.6 Ranking overseas

  Each party to this deed undertakes to use all reasonable endeavours to ensure that the provisions of this deed as to the relative ranking of priorities and subordination as between the Creditors and the Intra-Group Creditors shall be given effect to in all relevant jurisdictions to the extent permitted by applicable law.

27.7 Notification of breach

  Each party to this deed will notify each Agent and the Equity Investors of any breach of the provisions of this deed promptly upon that party becoming aware of that breach.

28.   ATTORNEY

28.1 Facility Agent

  Each Mezzanine Finance Party, Gibco, Frenchco, each Intra-Group Creditor, each Funding Bond Party, the Parent and its Subsidiaries irrevocably and by way of security appoints the Facility Agent as its attorney (with full power of substitution and delegation) in its name and on its behalf to do anything which it has authorised the Security Agent to do under this deed and/or is required and legally able to do under this deed but has failed to do.

28.2 Mezzanine Facility Agent

  Each Senior Finance Party (from and after the Priority Discharge Date), Gibco, Frenchco, each Intra-Group Creditor, each Funding Bond Party, the Parent and its Subsidiaries irrevocably and by way of security appoints the Mezzanine Facility Agent as its attorney (with full power of substitution and delegation) in its name and on its behalf to do anything which it has authorised the Mezzanine Facility Agent or the Security Agent to do under this deed and/or is required and legally able to do under this deed but has failed to do, provided that the Mezzanine Facility Agent shall not exercise or purport to exercise that power until after the Priority Senior Discharge Date without the prior consent of the Facility Agent and shall not exercise or purport to exercise that power after the Mezzanine Discharge Date.

29.   HEDGING LENDERS

29.1 Identity of Hedging Lenders

  (a)
  Each Hedging Lender shall be a Senior Lender or an Affiliate of a Senior Lender;

  (b)
  Neither the Principal Borrower nor any Group Company shall enter into any Hedging Agreement until the proposed Hedging Lender has entered into a Creditor Accession Deed in that capacity unless such Hedging Lender is at the relevant time already party to this deed as a Senior Lender.

29.2 Hedging Agreement

  Each Hedging Lender will promptly provide to the Security Agent copies of the relevant Hedging Agreement to which it is a party. The Hedging Agreement entered into by the Hedging Lenders shall:

  (a)
  be based on the ISDA Master Agreement;

  (b)
  include an election that the "Second Method" and "Market Quotation" (as contemplated in the ISDA Master Agreement) will apply; and

  (c)
  provide that the relevant Hedging Lender will, if so requested by the Facility Agent under clause 4.3(b) (Permitted Enforcement Action) following the occurrence of a Senior Declared Default, designate an Early Termination Date or otherwise be entitled to terminate any hedging transaction entered into under the relevant Hedging Agreement.

29.3 Amendments

  No Hedging Lender shall amend or vary the Hedging Agreement to which it is party:

  (a)
  so that that Hedging Agreement ceases to comply with the requirements of this clause 22; or

  (b)
  in a manner which is prejudicial to the interests of the Senior Finance Parties under the Senior Finance Documents or to the interests of the Mezzanine Finance Parties under the Mezzanine Finance Documents, in each case without the consent of the Facility Agent acting on the instructions of the Majority Senior Creditors (for this purpose excluding that Hedging Lender in its capacity as such).

30.   SENIOR LOSS SHARING

30.1 Normal Recoveries

  The Security Agent will apply all sums to be applied by it against the Senior Debt in accordance with clause 15 (Application of Recoveries).

30.2 Exceptional Recoveries

  If a Senior Finance Party (a "Recovering Senior Finance Party") makes a Senior Recovery in respect of any amounts owed by any Obligor otherwise than under clause 23.1 (Normal Recoveries) above:

  (a)
  that Recovering Senior Finance Party shall within three Business Days of receipt notify the Facility Agent and the Security Agent in writing of the amount of such Senior Recovery, the Group Company from which the Senior Recovery was made (the "Relevant Group Company"), when the Senior Recovery was received and shall pay to the Security Agent the amount of such Senior Recovery; and

  (b)
  the Security Agent shall then promptly apply such Senior Recovery in accordance with clause 15.1 (Application).

30.3 Loss Sharing

  If following:

  (a)
  the procedures set out in clauses 23.1 (Normal Recoveries) and/or 23.2 (Exceptional Recoveries); or

  (b)
  receipt by the Security Agent and the Facility Agent of a request in writing from a Senior Finance Party after the Enforcement Date,

  it transpires that any portion of the Senior Debt will not be repaid and/or discharged (a "Loss") and that the amount of such Loss is not shared between the Senior Finance Parties in the proportion that the Senior Commitments of each Senior Finance Party bears to the Total Commitments as at the Enforcement Date (taking no account for these purposes of any cancellation or reduction in Commitments under the Senior Credit Agreement due to such Enforcement Action), the Senior Finance Parties shall make such payments amongst themselves (as notified to them by the Security Agent) as are necessary to procure that the Loss is shared between them in such proportion.

30.4 Obligors

  If a Recovering Senior Finance Party makes a payment to the Security Agent under clause 23.2(a) (Exceptional Recoveries) or any Senior Finance Party makes a payment under clause 23.3 (Loss Sharing) then to the extent permitted by law:

  (a)
  the liability of the Relevant Group Company to the relevant Senior Finance Party shall be increased (or treated as not having been reduced) by an amount equal to the payment so made; and

  (b)
  the Obligors will indemnify the relevant Senior Finance Party for all loss it may suffer as a result of making such payment.

  Any indemnity payment received by a Senior Finance Party under clause 23.4(b) will itself be subject to the provisions of clauses 23.1 (Normal Recoveries) to 23.3 (Loss Sharing) above.

30.5 Currency Calculations

  For the purposes of this clause 23, if any amount needs to be converted into another currency it shall be converted by the Facility Agent at its then prevailing spot rate of exchange.

30.6 Exceptions to sharing of recoveries

  Notwithstanding the foregoing provisions of this clause 23, no Recovering Senior Finance Party will be obliged to share any Senior Recovery which it receives as a result of legal proceedings taken by it to recover any amounts owing to it under the Senior Finance Documents with any other party which has a legal right to, but does not, either join in those proceedings or commence and diligently pursue separate proceedings to enforce its rights in the same or another court (unless the proceedings instituted by the Recovering Senior Finance Party are instituted by it without prior notice having been given to that other party through the Facility Agent).

30.7 No security

  The provisions of this clause 23 shall not, and shall not be construed so as to, constitute a charge by any Senior Finance Party over all or any part of any amount received or recovered by it under any of the circumstances mentioned in this clause 23.

30.8 Senior Credit Agreement

  The provisions of this agreement will apply in place of clause 23 (Pro Rata Payments) of the Senior Credit Agreement as from the Enforcement Date.

31.   MEZZANINE LOSS SHARING

31.1 Normal Mezzanine Recoveries

  The Security Agent will apply all sums to be applied by it against the Mezzanine Debt in accordance with clause 15 (Application of Recoveries).

31.2 Exceptional Mezzanine Recoveries

  If a Mezzanine Lender (a "Recovering Mezzanine Lender") makes a Mezzanine Recovery in respect of any amounts owed by any Obligor otherwise than under clause 24.1 (Normal Recoveries) above:

  (a)
  that Recovering Mezzanine Lender shall within three Business Days of receipt notify the Mezzanine Facility Agent and the Security Agent in writing of the amount of such Mezzanine Recovery, the Obligor from which the Recovery was made (the "Relevant Obligor"), when the Mezzanine Recovery was received and shall pay to the Security Agent the amount of such Mezzanine Recovery; and

  (b)
  the Security Agent shall then promptly apply such Mezzanine Recovery in accordance with clause 15.1 (Application).

31.3 Mezzanine Loss Sharing

  If following:

  (a)
  the procedures set out in clauses 24.1 (Normal Mezzanine Recoveries) and/or 24.2 (Exceptional Mezzanine Recoveries); or

  (b)
  receipt by the Security Agent and the Mezzanine Facility Agent of a request in writing from a Mezzanine Lender after the Enforcement Date,

  it transpires that any portion of the Mezzanine Debt will not be repaid and/or discharged (a "Mezzanine Loss") and that the amount of such Mezzanine Loss is not shared between the Mezzanine Lenders in the proportion that the Mezzanine Commitments of each Mezzanine Lender bears to the Total Commitments (as defined in the Mezzanine Loan Agreement) as at the Enforcement Date (taking no account for these purposes of any cancellation or reduction in Commitments under the Mezzanine Loan Agreement due to such Enforcement Action), the Mezzanine Lenders shall make such payments amongst themselves (as notified to them by the Security Agent) as are necessary to procure that the Mezzanine Loss is shared between them in such proportion.

31.4 Obligors

  If a Recovering Mezzanine Lender makes a payment to the Security Agent under clause 24.2(a) (Exceptional Mezzanine Recoveries) or any Mezzanine Lender makes a payment under clause 24.3 (Mezzanine Loss Sharing) then to the extent permitted by law:

  (a)
  the liability of the Relevant Obligor to the relevant Mezzanine Lender shall be increased (or treated as not having been reduced) by an amount equal to the payment so made; and

  (b)
  the Obligors will indemnify the relevant Mezzanine Lender for all loss it may suffer as a result of making such payment.

  Any indemnity payment received by a Mezzanine Lender under clause 24.4(b) will itself be subject to the provisions of clauses 24.1 (Normal Mezzanine Recoveries) to 24.3 (Mezzanine Loss Sharing) above.

31.5 Currency Calculations

  For the purposes of this clause 24, if any amount needs to be converted into another currency it shall be converted by the Mezzanine Facility Agent at its then prevailing spot rate of exchange.

31.6 Exceptions to sharing of recoveries

  Notwithstanding the foregoing provisions of this clause 24, no Recovering Mezzanine Lender will be obliged to share any Mezzanine Recovery which it receives as a result of legal proceedings taken by it to recover any amounts owing to it under the Mezzanine Finance Documents with any other party which has a legal right to, but does not, either join in those proceedings or commence and diligently pursue separate proceedings to enforce its rights in the same or another court (unless the proceedings instituted by the Mezzanine Recovering Lender are instituted by it without prior notice having been given to that other party through the Mezzanine Facility Agent).

31.7 No security

  The provisions of this clause 24 shall not, and shall not be construed so as to, constitute a charge by any Mezzanine Lender over all or any part of any amount received or recovered by it under any of the circumstances mentioned in this clause 24.

31.8 Mezzanine Loan Agreement

  The provisions of this agreement will apply in place of clause 20 (Pro Rata Payments) of the Mezzanine Loan Agreement as from the Enforcement Date.

32.   APPOINTMENT AND DUTIES OF SECURITY AGENT

32.1 Appointment

  (a)
  Each Finance Party, each Senior Funding Bonds Party and each Mezzanine Funding Bonds Party:

  (i)
  appoints The Royal Bank of Scotland PLC as Security Agent to act as its security agent for the purposes of the Security Documents and this deed and (where appropriate) execute the Security Documents on its behalf as its attorney; and

  (ii)
  irrevocably authorises the Security Agent for and on its behalf to exercise the rights, powers and discretions which are specifically delegated to it by the terms of the Security Documents and this deed, together with all rights, powers and discretions which are incidental thereto and to give a good discharge for any moneys payable under the Security Documents.

  (b)
  The Security Agent will act solely as agent for the Finance Parties and the Funding Bond Parties in carrying out its functions as agent under the Security Documents and this deed and will exercise the same care as it would in dealing with a credit for its own account.

  (c)
  The relationship between the Finance Parties, the Funding Bond Parties and the Security Agent is that of principal and agent only. The Security Agent shall not have, nor be deemed to have, assumed any obligations to, or trust or fiduciary relationship with, any party to this deed other than those for which specific provision is made by the Security Documents, this deed and by operation of law.

32.2 Security Agent's duties

  The Security Agent shall:

  (a)
  promptly send to each Beneficiary details of each communication delivered to it by an Obligor for that Beneficiary under this deed or any Security Document;

  (b)
  subject to those provisions of this deed which require the consent of all Beneficiaries or all of a particular category of the Beneficiaries, act in accordance with any instructions given as provided in clause 12 (Enforcement of security) or, if so instructed under clause 12 (Enforcement of security), refrain from exercising a right, power or discretion vested in it under this deed or any Security Document; and

  (c)
  have only those duties, obligations and responsibilities expressly specified in this deed or the Security Documents.

32.3 Security Agent's rights

  The Security Agent may:

  (a)
  perform any of its duties, obligations and responsibilities under this deed or the Security Documents by or through its personnel, delegates or agents (on the basis that the Security Agent may extend the benefit of any indemnity received by it under this deed to its personnel, delegates or agents);

  (b)
  except as expressly provided to the contrary in this deed or any Security Document, refrain from exercising any right, power or discretion vested in it under this deed or the Security Documents until it has received instructions in accordance with this deed;

  (c)
  refrain from doing anything which would or might in its opinion be contrary to any law, regulation or judgment of any court of any jurisdiction or otherwise render it liable to any person and may do anything which is in its opinion necessary to comply with any such law, regulation or judgment;

  (d)
  assume that no Default has occurred, unless an officer of the Security Agent while active on the account of the Obligors acquires actual knowledge to the contrary;

  (e)
  refrain from taking any step (or further step) to protect or enforce the rights of any Beneficiary under this deed or any Security Document until it has been indemnified and/or secured to its satisfaction against all losses (including legal fees) which it would or might sustain or incur as a result;

  (f)
  rely on any communication or document believed by it to be genuine and correct and assume it to have been communicated or signed by the person by whom it purports to be communicated or by whom it purports to be signed;

  (g)
  rely as to any matter of fact which might reasonably be expected to be within the knowledge of any Group Company on a statement by or on behalf of that Group Company;

  (h)
  obtain and pay for any legal or other expert advice or services which may seem necessary to it or desirable and rely on any such advice;

  (i)
  accept without enquiry any title which an Obligor may have to any asset intended to be the subject of the security created by the Security Documents; and

  (j)
  hold or deposit any title deeds, Security Documents or any other documents in connection with any of the assets charged by the Security Documents with any banker or banking company or any company whose business includes undertaking the safe custody of deeds or documents or with any lawyer or firm of lawyers and it shall not be responsible for or be required to insure against any loss incurred in connection with any such holding or deposit and it may pay all sums required to be paid on account or in respect of any such deposit.

32.4 Exoneration of the Security Agent

  Neither the Security Agent nor any of its personnel or agents shall be:

  (a)
  responsible for the adequacy, accuracy or completeness of any representation, warranty, statement or information in this deed or the Security Documents or any notice or other document delivered under this deed or the Security Documents;

  (b)
  responsible for the execution, delivery, validity, legality, adequacy, enforceability or admissibility in evidence of this deed or any Security Document;

  (c)
  obliged to enquire as to the occurrence or continuation of any Default or as to the accuracy or completeness of any representation or warranty made by any person;

  (d)
  responsible for any failure of any Obligor or any of the Beneficiaries duly and punctually to observe and perform their respective obligations under this deed or any Security Document;

  (e)
  responsible for the consequences of relying on the advice of any professional advisers selected by any of them in connection with this deed or any Security Document;

  (f)
  liable for acting (or refraining from acting) in what it believes in good faith to be in the best interests of the Beneficiaries in circumstances where it has been unable, or it is not practicable, to obtain instructions in accordance with this deed; or

  (g)
  liable for anything done or not done by it under or in connection with this deed or any Security Document, save in the case of its own negligence or wilful misconduct.

32.5 The Security Agent individually

  (a)
  For so long as it is a Senior Finance Party and/or a Mezzanine Finance Party, the Security Agent shall have the same rights and powers under the Senior Finance Documents and the Mezzanine Finance Documents as any other Senior Finance Party and Mezzanine Finance Party and may exercise those rights and powers as if it were not also acting as Security Agent.

  (b)
  The Security Agent may:

  (i)
  retain for its own benefit and without liability to account any fee or other sum receivable by it for its own account; and

  (ii)
  accept deposits from, lend money to, provide any advisory, trust or other services to or engage in any kind of banking or other business with any party to this deed or any subsidiary of any party (and, in each case, may do so without liability to account).

32.6 Communications and information

  (a)
  All communications to an Obligor in connection with the Security Documents are to be made by or through the Security Agent. Each Beneficiary will notify the Security Agent of, and provide the Security Agent with a copy of, any communication between that Beneficiary, an Obligor or any other Finance Party on any matter concerning this deed or the Security Documents.

  (b)
  The Security Agent will not be obliged to transmit to the Beneficiaries any information relating to any party to this deed or any Security Document which the Security Agent may have acquired otherwise than in its capacity as Security Agent. Notwithstanding anything to the contrary expressed or implied in this deed or any Security Document, the Security Agent shall not, as between itself and the Beneficiaries, be bound to disclose to any Beneficiary or other person any information, disclosure of which might in the opinion of the Security Agent result in a breach of any law or regulation or be otherwise actionable at the suit of any person.

  (c)
  In acting as Security Agent for the Beneficiaries, the Security Agent's banking division shall be treated as a separate entity from any other of its divisions (or similar unit of the Security Agent in any subsequent re-organisation) or subsidiaries (the "Other Divisions") and, if the Security Agent acts for any Group Company in a corporate finance or other advisory capacity ("Advisory Capacity"), any information given any Group Company to one of the Other Divisions is to be treated as confidential and will not be available to the Beneficiaries without the consent of the Principal Borrower, except that:

  (i)
  the consent of the Principal Borrower shall not be required in relation to any information which the Security Agent in its discretion determines relates to a Default or in respect of which the Beneficiaries have given a confidentiality undertaking in a form satisfactory to the Security Agent and the relevant Group Company (acting reasonably); and

  (ii)
  if representatives or employees of the Security Agent receive information in relation to a Default whilst acting in an Advisory Capacity, they will not be obliged to disclose that information to representatives or employees of the Security Agent in their capacity as Security Agent or to any of the Beneficiaries, if to do so would breach any rule or regulation or fiduciary duty imposed upon those persons.

32.7 Non-reliance on Security Agent

  Each Beneficiary confirms that it is (and will at all times continue to be) solely responsible for making its own independent investigation and appraisal of the business, operations, financial condition, creditworthiness, status and affairs of each Group Company and has not relied, and will not at any time rely, on the Security Agent:

  (a)
  to provide it with any information relating to the business, operations, financial condition, creditworthiness, status and affairs of any Group Company, whether coming into its possession before or after the making of any Advance, except as specifically provided otherwise in this deed; or

  (b)
  to check or enquire into the adequacy, accuracy or completeness of any information provided by any Group Company under or in connection with this deed or any Security Document (whether or not such information has been or is at any time circulated to it by the Security Agent); or

  (c)
  to assess or keep under review the business, operations, financial condition, creditworthiness, status or affairs of any Group Company.

32.8 Security Agent's indemnity

  (a)
  Each Finance Party shall indemnify the Security Agent (in the proportion which that Finance Party's Senior Credit Participation and participation in the Mezzanine Debt bears to the total aggregate amount of the Senior Credit Participations and the Mezzanine Debt) against any loss, cost, expense (including legal fees) or liability incurred by the Security Agent in complying with its duties, obligations and responsibilities under this deed (save to the extent specially provided for under (b) and (c) below), except to the extent that they are incurred as a result of the gross negligence or wilful misconduct of the Security Agent or any of its personnel.

  (b)
  Each Senior Finance Party shall indemnify the Security Agent (in the proportion which that Senior Finance Party's Senior Credit Participation bears to the total Senior Credit Participations) against any loss, cost, expense (including legal fees) or liability incurred by the Security Agent in complying with any instructions from the Senior Finance Parties or the Majority Senior Creditors (as the case may be) in connection with this deed or the Security Documents, except to the extent that they are incurred as a result of the gross negligence or wilful misconduct of the Security Agent or any of its personnel.

  (c)
  Each Mezzanine Finance Party shall indemnify the Security Agent (in the proportion which that Mezzanine Finance Party's participation in the Mezzanine Debt bears to the total Mezzanine Debt) against any loss, cost, expense (including legal fees) or liability incurred by the Security Agent in complying with any instructions from the Mezzanine Finance Parties or the Majority Mezzanine Lenders (as the case may be) in connection with this deed or the Security Documents, except to the extent that they are incurred as a result of the gross negligence or wilful misconduct of the Security Agent or any of its personnel.

  (d)
  The provisions of clauses 25.8(a), (b) and (c) are without prejudice to the obligations of the Obligors to indemnify the Security Agent, and each Obligor will reimburse each Beneficiary on demand for any payment made by that Beneficiary under clause 25.8(a).

32.9 Termination and resignation of Security Agent

  (a)
  The Security Agent may resign its appointment at any time by giving notice to the Beneficiaries and the Principal Borrower.

  (b)
  A successor Security Agent shall be selected:

  (i)
  by the retiring Security Agent nominating one of its Affiliates following consultation with the Principal Borrower as successor Security Agent in its notice of resignation;

  (ii)
  if the retiring Security Agent makes no such nomination, by the Beneficiaries nominating a Beneficiary acting through an office as successor Security Agent (following consultation with the Principal Borrower); or

  (iii)
  if the Beneficiaries have failed to nominate a successor Security Agent within 30 days of the date of the retiring Security Agent's notice of resignation, by the retiring Security Agent (following consultation with the Principal Borrower) nominating a financial institution of good standing acting through an office to be the successor Security Agent.

  (c)
  The Majority Senior Creditors may and (after the Priority Senior Discharge Date) the Majority Mezzanine Lenders may by 30 days prior notice to the Security Agent and the Principal Borrower terminate the appointment of the Security Agent and appoint a successor Security Agent.

  (d)
  The resignation of the retiring Security Agent and the appointment of the successor Security Agent will become effective only upon the successor Security Agent accepting its appointment as Security Agent, and upon the execution of all deeds and documents necessary to substitute the successor as holder of the security comprised in the Security Documents, at which time:

  (i)
  the successor Security Agent will become bound by all the obligations of the Security Agent and become entitled to all the rights, privileges, powers, authorities and discretions of the Security Agent under this deed;

  (ii)
  the agency of the retiring Security Agent will terminate (but without prejudice to any liabilities which the retiring Security Agent may have incurred prior to the termination of its agency);

  (iii)
  the retiring Security Agent will be discharged from any further liability or obligation under or in connection with this deed or the Security Documents (except that the retiring Security Agent shall pay to the successor Security Agent a pro rata proportion of any agency fee payable to the Security Agent for the 12 month period in relation to which that agency fee was most recently paid).

  (e)
  The retiring Security Agent will co-operate with the successor Security Agent in order to ensure that its functions are transferred to the successor Security Agent without disruption to the service provided to the Beneficiaries and the Principal Borrower and will promptly make available to the successor Security Agent the documents and records which have been maintained in connection with this deed and the Security Documents in order that the successor Security Agent is able to discharge its functions.

  (f)
  The provisions of this deed will continue in effect for the benefit of any retiring Security Agent in respect of any actions taken or omitted to be taken by it or any event occurring before the termination of its agency.

32.10 Role of the Security Agent

  The Security Agent shall hold the benefit of the Security Documents on trust for itself and the Beneficiaries and will apply all payments and other benefits received by it under the Security Documents in accordance with this deed.

32.11 Payments to Finance Parties

  The Security Agent may retain for its own use and benefit, and will not be liable to account to any person for all or any part of, any sums received by way of agency or arrangement fee or by way of reimbursement of expenses incurred by it.

32.12 Change of office of Security Agent

  The Security Agent may at any time in its sole discretion by notice to each Beneficiary and the Principal Borrower designate a different office from which its duties as Security Agent will be performed from the date of notification.

32.13 Joint and Several Creditor

  (a)
  Each of the Obligors and each of the Finance Parties agree that the Security Agent shall be the joint and several creditor (together with the relevant Finance Party) of each and every obligation of any Obligor towards each of the Finance Parties under the Finance Documents to which it is party and that accordingly the Security Agent will have its own independent right to demand performance by the relevant Obligor of such obligation. However, any discharge by an Obligor of any such obligation to one of the Security Agent or a Finance Party shall, to the same extent, discharge such Obligor vis-à-vis the other party, and a Finance Party and the Security Agent shall not, by virtue of this clause 25.13, be entitled to pursue the Obligor concurrently for the same obligation.

  (b)
  Without limiting or affecting the Security Agent's rights against any Obligor (whether under this paragraph or under any other provision of any Finance Document), the Security Agent agrees with each Finance Party that, subject as set out in the next sentence, it will not exercise its rights as a joint and several creditor with a Finance Party except with the consent of the relevant Finance Party. However, for the avoidance of doubt, nothing in the previous sentence shall in any way limit the Security Agent's right to act in the protection or preservation of rights under or to enforce any Security Document as contemplated by this deed and/or the relevant Security Document (or to do any act reasonably incidental to any of the foregoing).

  (c)
  If the Security Agent considers it necessary each of the Finance Parties will promptly provide the Security Agent with a power of attorney to enable the Security Agent to exercise its rights under this clause 25.13.

32.14 Release of guarantees and security

  The Finance Parties irrevocably authorise the Security Agent to release Guarantors and Security Documents in accordance with the provisions of clauses 18.5 (Release of Guarantors) and 18.6 (Release of security) of the Senior Credit Agreement (and the analogous provisions of the Senior Funding Bonds Documents) and clause 25.2 (Exceptions) of the Mezzanine Loan Agreement.

33.   COSTS AND EXPENSES

33.1 Indemnity

  The Obligors will indemnify each of the Creditors on demand from and against any loss which any such party may incur in connection with the negotiation, preparation, execution, amendment, release and/or enforcement or attempted enforcement of, or preservation of any such parties' rights under this deed, including any present or future stamp or other taxes or duties and any penalties or interest with respect thereto which may be imposed by any competent jurisdiction in connection with the execution or enforcement of this deed or in consequence of any payment being made under this deed (whether made by an Obligor or a third person) being impeached or declared void for any reason whatsoever.

33.2 Interest

  Amounts payable under clause 26.1 (Indemnity) which are not paid on demand shall carry default interest at the Default Rate both before and after judgment, from the date of demand and shall form part of the relevant Debt. All such default interest shall be compounded with monthly rests.

34.   NOTICES

34.1 Mode of service

  (a)
  Except as specifically provided otherwise in this deed, any notice, demand, consent, agreement or other communication (a "Notice") to be served under or in connection with this deed will be in writing and will be made by letter or by facsimile transmission to the party to be served.

  (b)
  The address and facsimile number of each party to this deed for the purposes of clause 28.1(a) are:

  (i)
  the address and facsimile number shown immediately after its name on the signature pages of this deed (in the case of any person who is a party as at the date of this deed);

  (ii)
  the address and facsimile number notified by that party for this purpose to the Security Agent on or before the date it becomes a party to this deed (in the case of any person who becomes a party after the date of this deed); or

  (iii)
  any other address and facsimile number notified by that party for this purpose to the Security Agent by not less than five Business Days' notice.

  (c)
  Any Notice to be served by any Obligor on a Finance Party will be effective only if it is expressly marked for the attention of the department or officer (if any) specified in conjunction with the relevant address and facsimile number referred to in clause 27.1(b).

34.2 Deemed service

  (a)
  Subject to clause 27.2(b), a Notice will be deemed to be given as follows:

  (i)
  if by letter, when delivered personally or on actual receipt; and

  (ii)
  if by facsimile, when delivered.

  (b)
  A Notice given under clause 27.2(a) but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

35.   CHANGES TO PARTIES

35.1 Assignment and transfers by the Obligors

  None of the Parent, Gibco, Frenchco or any Subsidiary of Parent may assign or transfer all or any part of its rights, benefits or obligations under this deed.

35.2 Assignments and transfers by Creditors

  (a)
  Subject to clause 28.1(Assignment and transfers by the Obligors), a Creditor (in this capacity the "Transferor") may at any time assign any of its rights under this deed or transfer any of its rights and obligations under this deed to any person (a "Transferee") to whom a Transferor is permitted to assign or transfer rights, benefits and obligations under the Finance Documents, the Funding Bond Documents, the PECS Instruments or the Investor Documents (as the case may be).

  (b)
  An assignment or transfer will only be effective if the Security Agent executes a Creditor Accession Deed duly completed and signed on behalf of the Transferee under which the Transferee agrees to be bound by all of the terms of this deed as if it had originally been party to this deed as a Creditor.

  (c)
  Each of the parties to this deed (other than the Transferee) irrevocably authorises the Security Agent to execute on its behalf any Creditor Accession Deed which has been duly completed and executed on behalf of the Transferee.

  (d)
  The Security Agent will promptly notify the other parties to this deed of the receipt and execution by it on their behalf of any Creditor Accession Deed.

35.3 Accession of New Obligors

  (a)
  The Principal Borrower will procure that any Group Company or other person (a "New Obligor") which grants any Security Interest or guarantee in respect of, or otherwise becomes liable for, any Senior Debt, Senior Funding Bonds Debt, Mezzanine Debt or Mezzanine Funding Bonds Debt after the date of this deed will to the extent permitted by applicable law promptly complete, sign and deliver to the Security Agent an Obligor Accession Deed under which the New Obligor agrees to be bound by all of the terms of this deed as if it had originally been party to this deed as an Obligor.

  (b)
  The Security Agent will promptly notify the other parties to this deed of the receipt by it of any Obligor Accession Deed.

35.4 Accession of New Intra-Group Creditors

  Bidco 1 will procure that any Group Company which is an Intra-Group Creditor of another Group Company in respect of an intra-group loan and is not party to this deed will to the extent permitted by applicable law become an Intra-Group Creditor for the purpose of this deed promptly after entering into such intra-group loan by executing an Obligor Accession Deed in such capacity.

35.5 Accession of High Yield Notes Trustee

  (a)
  On or prior to the issue of High Yield Notes in accordance with this deed, the High Yield Notes Trustee may (at its option) agree to be bound by the terms of this deed as if it had originally been a party by executing a Creditor Accession Deed.

  (b)
  Each of the parties to this deed (other than the High Yield Notes Trustee) irrevocably authorises the Security Agent to execute on its behalf any Creditor Accession Deed which has been duly completed and executed on behalf of the High Yield Notes Trustee.

35.6 Accession of High Yield Notes Funding Bondholders

  (a)
  Bidco 1 shall procure that, on or before entering into the High Yield Notes Funding Bonds Documents, each High Yield Notes Funding Party will complete, sign and deliver to the Security Agent a Creditor Accession Deed under which they agree to be bound by all the terms of this deed as if it had originally been party to this deed as a High Yield Notes Funding Bonds Party.

  (b)
  Each of the parties to this deed (other than the High Yield Notes Funding Bondholders) irrevocably authorises the Security Agent to execute on its behalf any Creditor Accession Deed which has been duly completed and executed on behalf of the High Yield Notes Funding Bonds Parties.

35.7 Benefit of deed

  This deed will be binding upon, and enure for the benefit of, each party to it and its or any subsequent successors or assigns. This deed shall cease to be binding on a Creditor from and after the date it ceases to be a Creditor.

36.   MISCELLANEOUS

36.1 Certificates conclusive

  Save as expressly provided otherwise in any Finance Document, a certificate, determination, notification or opinion of the Security Agent stipulated for in this deed or any Finance Document as to any rate of interest or any other amount payable under any Finance Document will be conclusive and binding on each Obligor, except in the case of manifest error.

36.2 No implied waivers

  (a)
  No failure or delay by any Finance Party in exercising any right, power or privilege under this deed will operate as a waiver of that right, power or privilege, nor will any single or partial exercise of any right, power or privilege preclude any other or further exercise of that right, power or privilege, or the exercise of any other right, power or privilege.

  (b)
  The rights and remedies provided in this deed are cumulative and not exclusive of any rights and remedies provided by law and all those rights and remedies will, except where expressly provided otherwise in this deed, be available to the Finance Parties severally and any Finance Party shall be entitled to commence proceedings in connection with those rights and remedies in its own name.

  (c)
  A waiver given or consent granted by any Finance Party under this deed will be effective only if given in writing and then only in the instance and for the purpose for which it is given.

36.3 Invalidity of any provision

  (a)
  If any provision of this deed is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired in any way.

  (b)
  Without prejudice to the generality of paragraph (a) above, the obligations of any Obligor under this deed will not extend beyond a point where they would cause the infringement of section 151 of the Companies Act 1995 (in the case of an Obligor incorporated in the United Kingdom) or any similar enactments or provisions in any other jurisdiction (in the case of an Obligor incorporated outside the United Kingdom).

36.4 Counterparts

  This deed may be executed in any number of counterparts and all of those counterparts taken together shall be deemed to constitute one and the same instrument.

36.5 Perpetuity period

  The perpetuity period applicable to the trusts created by this deed is 90 years.

36.6 Failure to execute

  Failure by one or more parties ("Non-Signatories") to execute this deed on the date of this deed will not invalidate the provisions of this deed as between the other parties who do execute this deed. Any Non-Signatories may execute this deed (or a counterpart of this deed) on a subsequent date and will thereupon become bound by its provisions.

36.7 Third party rights

  (a)
  The Contracts (Rights of Third Parties) Act 1999 shall apply to this deed only in respect of the benefit of the Security Agent's indemnity extended to the Security Agent's respective personnel, delegates or agents ("Relevant Third Parties") under clause 24.3 (Security Agent's rights) and no other third party shall have any rights under this deed.

  (b)
  A Relevant Third Party may not veto or restrict in any way any amendment or termination of this deed which is agreed by the parties.

36.8 Amendments to this deed

  Waivers, consents or amendments to or in relation to this deed not materially affecting the rights or obligations of a party to this deed may be agreed by Facility Agent (prior to the Senior Discharge Date), the Mezzanine Facility Agent (prior to the Mezzanine Discharge Date) and the Principal Borrower.

36.9 Liquidation of Parent, Holdco 2 and New Sub 1

  Parent, Holdco 2, Gibco, Frenchco and New Sub 1 being a party to this deed shall not prevent the liquidation of any of them to the extent not prohibited by the Finance Documents and the High Yield Notes Documents whereupon they will cease to be parties to this deed for all purposes.

36.10 Termination

  This deed shall terminate on the Final Discharge Date if at such time no High Yield Notes are outstanding.

37.   GOVERNING LAW AND SUBMISSION TO JURISDICTION

37.1 Governing law

  This deed (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this deed) shall be governed by, and construed in accordance with, English law.

37.2 Submission to jurisdiction

  For the benefit of each party to this deed, each other party to this deed irrevocably submits to the jurisdiction of the courts in England for the purpose of hearing and determining any dispute arising out of this deed and for the purpose of enforcement of any judgment against its assets.

37.3 Freedom of choice

  The submission to the jurisdiction of the courts referred to in clause 30.2 (Submission to Jurisdiction) shall not (and shall not be construed so as to) limit the right of the Security Agent or any Finance Party to take proceedings against any Obligor in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

37.4 Service of process

  Without prejudice to any other permitted mode of service, each Obligor agrees that service of any claim form, notice or other document for the purpose of any proceedings in such courts shall be duly served upon it if delivered or sent by registered post to Hackwood Secretaries Limited at One Silk Street, London EC2Y 8HQ or such other address in England or Wales as the Principal Borrower may notify from time to time to the Facility Agent.

IN WITNESS whereof this deed has been duly executed on the date first above written.

SCHEDULE 1
Original Equity Investors

Name

Wendel Investissement

Kohlberg Kravis Roberts & Co. LP.

KKR Associates. L.P.

SCHEDULE 2
Creditor Accession Deed

[referred to in clause 28.2 (Assignments and transfers by Creditors),
28.5 (Accession of High Yield Notes Trustee) and 28.6 (Accession of High Yield NotesFunding Bondholders)]

THIS DEED is made on •
BETWEEN:
(1)	• (the ["New [Senior/Mezzanine Finance Party/Hedging Lender]"] ["High Yield Notes Trustee"] ["[Senior] [Mezzanine] High Yield Notes] Funding Bondholder/Representative"]); and
(2)	• in its capacity as Security Agent under the Intercreditor Deed.
RECITALS:
(A)	This deed is supplemental to an intercreditor deed dated 26 July 2002 as amended and restated on • 2002 (the "Intercreditor Deed") between •.
(B)
This deed has been entered into to record the accession of the [New [Senior/Mezzanine Finance Party/Hedging Lender]] [High Yield Notes Trustee] [[Senior] [Mezzanine] High Yield Notes] Funding Bondholder/Representative] as [a Senior/Mezzanine Finance Party and/or Senior/Mezzanine Lender/Hedging Lender] [the High Yield Notes Trustee] [[Senior] [Mezzanine] High Yield Notes] Funding Bondholder/Representative] under the Intercreditor Deed.
IT IS AGREED as follows:
1.	DEFINITIONS
Words and expressions defined in the Intercreditor Deed have the same meanings when used in this deed.
2.	ACCESSION OF NEW CREDITOR
2.1
The [New [Senior/Mezzanine Finance Party/Hedging Lender]] [High Yield Notes Trustee] [[Senior] [Mezzanine] High Yield Notes] Funding Bondholder/Representative]] agrees to become, with immediate effect, a party to, and agrees to be bound by the terms of, the Intercreditor Deed as if it had originally been party to the Intercreditor Deed as [a Senior/Mezzanine Finance Party and+or Senior/Mezzanine Lender/Hedging Lender] [the High Yield Notes Trustee] [[Senior] [Mezzanine] High Yield Notes] Funding Bondholder/Representative].
2.2
The [New [Senior/Mezzanine Finance Party/Hedging Lender]] [High Yield Notes Trustee] [[Senior] [Mezzanine] High Yield Notes] Funding Bondholder/Representative]] confirms that its address details for notices in relation to clause 27 (Notices) are as follows:
Address: •
Facsimile: •
Attention of: •
2.3
The Security Agent for itself and the other parties to this deed other than the [New [Senior/Mezzanine Finance Party/Hedging Lender]] [High Yield Notes Trustee] confirms the acceptance of the [New [Senior/Mezzanine Finance Party/Hedging Lender]] [High Yield Notes Trustee] [[Senior] [Mezzanine] High Yield Notes] Funding Bondholder/Representative]] as [a Senior/Mezzanine Finance Party and/or Senior/Mezzanine Lender/Hedging Lender] [the High Yield Notes Trustee] [a creditor in respect of High Yield Notes Funding Bonds Debt] [[Senior] [Mezzanine] High Yield Notes] Funding Bondholder/Representative] for the purposes of the Intercreditor Deed.

3.	COUNTERPARTS
The deed may be executed in any number of counterparts and all of those counterparts taken together shall be deemed to constitute one and the same instrument.
4.	LAW
This deed (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this deed) shall be governed by and construed in accordance with English law.
IN WITNESS whereof this deed has been duly executed on the date first above written.

Signatories to the Creditor Accession Deed

[The New [Senior/Mezzanine Finance Party/Hedging Lender]] [High Yield Notes Trustee] [[Senior] [Mezzanine] High Yield Notes] Funding Bondholder/Representative]

Executed as a deed by	)
[Name]	)
acting by [a director and its	)
secretary/two directors]	)
Director
Director/Secretary
The Security Agent
Executed as a deed by	)
[Name]	)
acting by [a director and its	)
secretary/two directors]	)
Director
Director/Secretary

SCHEDULE 3
Obligor Accession Deed

[referred to in clauses 28.3 (Accession of New Obligors)
and 28.4 (Accession of New Intra-Group Creditors)]

THIS DEED is made on • BY • (the "New Obligor").
RECITAL:
(A)	This deed is supplemental to an intercreditor deed dated 26 July 2002 (the "Intercreditor Deed") between •.
(B)	This deed has been entered into to record the accession of the New Obligor as an [Obligor/Intra-Group Creditor] under the Intercreditor Deed.
IT IS AGREED as follows:
1.	DEFINITIONS
Words and expressions defined in the Intercreditor Deed have the same meanings when used in this deed.
2.	ACCESSION OF NEW OBLIGOR
2.1
The New Obligor agrees to become, with immediate effect, a party to, and agrees to be bound by the terms of the Intercreditor Deed as if it had originally been party to the Intercreditor Deed as an [Obligor/Intra-Group Creditor].
2.2	The New Obligor confirms that its address details for notices in relation to clause 26 (Notices) are as follows:
Address: •
Facsimile: •
Attention of: •
3.	[FINANCIAL ASSISTANCE

Until all necessary financial assistance procedures (if any) have been completed nothing in the Intercreditor Deed will require the New Obligor to take or refrain from taking any action, or exercising any powers which would otherwise constitute unlawful financial assistance pursuant to Sections 151-158 of the Companies Act 1995 or similar provisions under other jurisdictions.]
4.	LAW
This deed (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this deed) shall be governed by and construed in accordance with English law.

IN WITNESS whereof this deed has been duly executed on the date first above written.

Executed as a deed by	)
[Name]	)
acting by [a director and its	)
secretary/two directors]	)
Director
Director/Secretary

SCHEDULE 4
Existing Lenders

Credit Suisse First Boston International
Lehman Brothers Bankhaus AG, London Branch
The Royal Bank of Scotland PLC
Natexis Banques Populaires
Crédit Agricole Indosuez
Bayerische Hypo und Vereinsbank AG
Bear Stearns Bank plc
The Governor and Company of the Bank of Scotland
BNP Paribas
Credit Lyonnais
Intesa BCI
Mediobanca S.p.A
Société Générale
Abbey National Treasury Services PLC
AIB Capital Market PLC
The Governor and Company of the Bank of Ireland
Banca Bilbao Vizcaya Argentaria
Banca Nazionale del Lavoro
Caisse Regionale de Credit Agricole Mutuel et D'ile-de- France
KBC Bank Nederland NV
Credit Industriel et Commercial
NIB Capital
Rabobank International
Sanpaolo IMI SpA
Barclays Bank PLC
Unicredito Italiano, London Branch
Bayerische Landesbank
Commerzbank Aktiengesellschaft
Centrobanca—Banca di Credito Finanziario e Mobiliare SPA
HSBC CCF
Caja Madrid
Credit Suisse First Boston

Signatories to the Intercreditor Deed

The Parent
Executed as a deed by		)
LUMINA PARENT SARL		)
acting by its authorised signatories		)
Authorised Signatory	Domnin de Kerdaniel
Authorised Signatory
Notice Details
Address:	15, rue de la Chapelle L-1325 Luxembourg
Facsimile:	00 33 155 31 7930
Attention:	Arnaud Desclèves
Holdco 2
Executed as a deed by		)
LUMINA PARTICIPATION SARL		)
acting by its authorised signatories		)
Authorised Signatory	Arnaud Desclèves
Authorised Signatory	...................................
Notice Details As for the Parent
Bidco 1
Executed as a deed by		)
FIMEP SAS		)
acting by its authorised signatories		)
Authorised Signatory	Arnaud Desclèves
Authorised Signatory	...................................
Notice Details
Address:	89, rue Taitbout 75009 Paris
Facsimile:	00 33 142 85 2367
Attention:	Jean-Bernard Lafonta
Bidco 2
Executed as a deed by		)
FIMAF SAS		)
acting by its authorised signatories		)
Authorised Signatory	Arnaud Desclèves
Authorised Signatory	...................................
Notice Details As for Bidco 1

Debtco (in its various capacities)
Executed as a deed by		)
LUMINA FINANCING 1 SARL		)
acting by its authorised signatories		)
Authorised Signatory	Arnaud Desclèves
Authorised Signatory	...................................
Notice Details As for the Parent
The Original Senior Lenders
Executed as a deed by		)
CREDIT SUISSE FIRST BOSTON INTERNATIONAL		)
acting by its authorised signatories		)
Authorised Signatory	James Amine
Authorised Signatory	Robert Willoughby
Notice Details
Address:	One Cabot Square London E14 4QJ
Facsimile:	00 44 207 888 3486
Attention of:	Nick Burnham
Executed as a deed by		)
LEHMAN BROTHERS BANKHAUS AG,		)
LONDON BRANCH		)
acting by		)
its authorised signatory		)
Bruce Hendry
Notice Details
Address:	One Broadgate London EC2M 7HA
Facsimile:	020 7562 7329
Attention of:	Keith Miller
Executed as a deed by		)
THE ROYAL BANK OF SCOTLAND PLC		)
acting by		)
its authorised signatory		)
Peter Crawford
Notice Details
Address:	135 Bishopsgate London EC2M 3UR
Facsimile:

Attention of:
Executed as a deed by )
THE ROYAL BANK OF SCOTLAND PLC )
acting by )
its authorised signatory as attorney for and on behalf of )
Credit Suisse First Boston International
Lehman Brothers Bankhaus AG, London Branch
The Royal Bank of Scotland PLC
Natexis Banques Populaires
Crédit Agricole Indosuez
Bayerische Hypo und Vereinsbank AG
Bear Stearns Bank plc
The Governor and Company of the Bank of Scotland
BNP Paribas
Credit Lyonnais
Intesa BCI
Mediobanca S.p.A
Société Générale
Abbey National Treasury Services PLC
AIB Capital Market PLC
The Governor and Company of the Bank of Ireland
Banca Bilbao Vizcaya Argentaria
Banca Nazionale del Lavoro
Caisse Regionale de Credit Agricole Mutuel et D'ile-de- France
KBC Bank NV
Credit Industriel et Commercial
NIB Capital
Rabobank International
Sanpaolo IMI SpA
Barclays Bank PLC
Unicredito Italiano, London Branch
Bayerische Landesbank
Commerzbank Aktiengesellschaft
Centrobanca—Banca di Credito Finanziario e Mobiliare SPA
HSBC CCF
Caja Madrid
Credit Suisse First Boston
The Original Mezzanine Lenders
Executed as a deed by )
CREDIT SUISSE FIRST BOSTON INTERNATIONAL )
acting by its authorised signatories )
Authorised Signatory	James Amine
Authorised Signatory	Robert Willoughby
Notice Details
Address:	One Cabot Square London E14 4QJ

Facsimile:	00 44 207 888 3486
Attention of:	Nick Burnham
Executed as a deed by		)
LEHMAN COMMERCIAL PAPER INC.		)
acting by		)
its authorised signatory		)
Bruce Hendry
Notice Details
Address:	425 Lexington Avenue Room 2533 New York NY 10017
Facsimile:	001 212 455 7231
Attention of:	Michele Swanson
Copy to:	Keith Miller One Broadgate London EC2M 7HA
Facsimile:	020 7562 7329
Executed as a deed by		)
THE ROYAL BANK OF SCOTLAND PLC		)
acting by		)
its authorised signatory		)
Peter Crawford
Notice Details
Address:	135 Bishopsgate London EC2M 3UR
Facsimile:
Attention of:
The Facility Agent
Executed as a deed by		)
THE ROYAL BANK OF SCOTLAND PLC		)
acting by		)
its authorised signatory		)
Peter Crawford
Notice Details
Address:	8, rue Lavoisier 75008 Paris
Facsimile:	00 33 1 49 24 1210
Attention:	Gisèle Sadorge/Valérie Werdenberg/Benoit Petin (credit matters)

The Mezzanine Facility Agent
Executed as a deed by		)
CREDIT SUISSE FIRST BOSTON LONDON BRANCH		)
acting by its authorised signatories		)
Authorised Signatory	James Amine
Authorised Signatory	Robert Willoughby
Notice Details
As above
The Security Agent
Executed as a deed by		)
THE ROYAL BANK OF SCOTLAND PLC		)
acting by		)
its authorised signatory		)
Peter Crawford
Notice Details
Address:	8, rue Lavoisier 75008 Paris
Facsimile:	00 33 1 49 24 1210
Attention:	Gisèle Sadorge/Valérie Werdenberg/Benoit Petin (credit matters)

Signatories to the Amendment Deed

The Parent
Executed as a deed by		)
LUMINA PARENT SARL		)
acting by its authorised signatories		)
Authorised Signatory	Arnaud Desclèves
Authorised Signatory	Domnin de Kerdaniel
Notice Details
Address:	15, rue de la Chapelle L-1325 Luxembourg
Facsimile:	00 33 155 31 7930
Attention:	Arnaud Desclèves
Holdco 2
Executed as a deed by		)
LUMINA PARTICIPATION SARL		)
acting by its authorised signatories		)
Authorised Signatory	Arnaud Desclèves
Authorised Signatory	...................................
Notice Details As for the Parent
Bidco 1
Executed as a deed by		)
FIMEP SA		)
acting by its authorised signatories		)
Authorised Signatory	Arnaud Desclèves
Authorised Signatory	...................................
Notice Details
Address:	89, rue Taitbout 75009 Paris
Facsimile:	00 33 142 85 2367
Attention:	Jean-Bernard Lafonta
Bidco 2
Executed as a deed by		)
FIMAF SAS		)
acting by its authorised signatories		)
Authorised Signatory	Arnaud Desclèves
Authorised Signatory	...................................
Notice Details As for Bidco 1

Debtco (in its various capacities)
Executed as a deed by		)
LUMINA FINANCING 1, SARL		)
acting by its authorised signatories		)
Authorised Signatory	Arnaud Desclèves
Authorised Signatory	...................................
Notice Details As for the Parent
The Original Senior Lenders
Executed as a deed by		)
CREDIT SUISSE FIRST BOSTON INTERNATIONAL		)
acting by its authorised signatories		)
Authorised Signatory	Colin Hely-Hutchinson
Authorised Signatory	Sergio Di-Lieto
Notice Details
Address:	One Cabot Square London E14 4QJ
Facsimile:	00 44 207 888 3486
Attention of:	Nick Burnham
Executed as a deed by		)
LEHMAN BROTHERS BANKHAUS AG,		)
LONDON BRANCH		)
acting by		)
its authorised signatory		)
Richard Howell
Notice Details
Address:	One Broadgate London EC2M 7HA
Facsimile:	020 7562 7329
Attention of:	Keith Miller
Executed as a deed by		)
THE ROYAL BANK OF SCOTLAND PLC		)
acting by		)
its authorised signatory		)
Benoit Petin
Notice Details
Address:	135 Bishopsgate London EC2M 3UR
Facsimile:

Attention of:
Executed as a deed by )
THE ROYAL BANK OF SCOTLAND PLC )
acting by )
its authorised signatory as attorney for and on behalf of )
Benoit Petin
Credit Suisse First Boston International
Lehman Brothers Bankhaus AG, London Branch
The Royal Bank of Scotland PLC
Natexis Banques Populaires
Crédit Agricole Indosuez
Bayerische Hypo und Vereinsbank AG
Bear Stearns Bank plc
The Governor and Company of the Bank of Scotland
BNP Paribas
Credit Lyonnais
Intesa BCI
Mediobanca S.p.A
Société Générale
Abbey National Treasury Services PLC
AIB Capital Market PLC
The Governor and Company of the Bank of Ireland
Banca Bilbao Vizcaya Argentaria
Banca Nazionale del Lavoro
Caisse Regionale de Credit Agricole Mutuel et D'ile-de- France
KBC Bank NV
Credit Industriel et Commercial
NIB Capital
Rabobank International
Sanpaolo IMI SpA
Barclays Bank PLC
Unicredito Italiano, London Branch
Bayerische Landesbank
Commerzbank Aktiengesellschaft
Centrobanca—Banca di Credito Finanziario e Mobiliare SPA
HSBC CCF
Caja Madrid
Credit Suisse First Boston
The Original Mezzanine Lenders
Executed as a deed by )
CREDIT SUISSE FIRST BOSTON INTERNATIONAL )
acting by its authorised signatories )
Authorised Signatory	Colin Hely-Hutchinson
Authorised Signatory
Sergio Di-Lieto

Notice Details
Address:	One Cabot Square London E14 4QJ
Facsimile:	00 44 207 888 3486
Attention of:	Nick Burnham
Executed as a deed by		)
LEHMAN COMMERCIAL PAPER INC.		)
acting by		)
its authorised signatory		)
Richard Howell
Notice Details
Address:	425 Lexington Avenue Room 2533 New York NY 10017
Facsimile:	001 212 455 7231
Attention of:	Michele Swanson
Copy to:	Keith Miller One Broadgate London EC2M 7HA
Facsimile:	020 7562 7329
Executed as a deed by		)
THE ROYAL BANK OF SCOTLAND PLC		)
acting by		)
its authorised signatory		)
Benoit Petin
Notice Details
Address:	135 Bishopsgate London EC2M 3UR
Facsimile:
Attention of:
The Facility Agent
Executed as a deed by		)
THE ROYAL BANK OF SCOTLAND PLC		)
acting by		)
its authorised signatory		)

Benoit Petin

Notice Details
Address:	8, rue Lavoisier 75008 Paris
Facsimile:	00 33 1 49 24 1210
Attention:	Gisèle Sadorge/Valérie Werdenberg/Benoit Petin (credit matters)
The Mezzanine Facility Agent
Executed as a deed by		)
CREDIT SUISSE FIRST BOSTON LONDON BRANCH		)
acting by its authorised signatories		)
Authorised Signatory	Colin Hely-Hutchinson
Authorised Signatory	Sergio Di-Lieto
Notice Details
As above
The Security Agent
Executed as a deed by		)
THE ROYAL BANK OF SCOTLAND PLC		)
acting by		)
its authorised signatory		)
Benoit Petin
Notice Details
Address:	8, rue Lavoisier 75008 Paris
Facsimile:	00 33 1 49 24 1210
Attention:	Gisèle Sadorge/Valérie Werdenberg/Benoit Petin (credit matters)

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  Exhibit 10.5
CONTENTS
SCHEDULE 1
SCHEDULE 2
CONTENTS
SCHEDULE 1 Original Equity Investors
SCHEDULE 2 Creditor Accession Deed
Signatories to the Creditor Accession Deed
SCHEDULE 3 Obligor Accession Deed
SCHEDULE 4 Existing Lenders
Signatories to the Intercreditor Deed
Signatories to the Amendment Deed